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                                                              ASSETMARK FUNDS(R)







                                                                      Prospectus
                                                                    May 11, 2001

                                                  (as supplemented May 10, 2002)

Prospectus
May 11, 2001

(as supplemented May 10, 2002)
                                                              ASSETMARK FUNDS(R)


                                                              Investment Advisor

                                             AssetMark Investment Services, Inc.

                                                 ASSETMARK LARGE CAP GROWTH FUND

                                                  ASSETMARK LARGE CAP VALUE FUND

                                             ASSETMARK SMALL/MID CAP GROWTH FUND

                                              ASSETMARK SMALL/MID CAP VALUE FUND

                                             ASSETMARK INTERNATIONAL EQUITY FUND

                                           ASSETMARK REAL ESTATE SECURITIES FUND

                                          ASSETMARK TAX-EXEMPT FIXED INCOME FUND

                                           ASSETMARK CORE PLUS FIXED INCOME FUND



This Prospectus covers eight different funds of the AssetMark Funds(R). You will find specific information in this Prospectus about each of the Funds plus general information on the funds. You may find additional information in the AssetMark Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus.


The Securities and Exchange Commission has not approved or disapproved any of the above listed funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete Any representation to the contrary is a criminal offense.


                                Table of Contents


OVERVIEW.......................................................................1

ASSETMARK LARGE CAP GROWTH FUND................................................2

ASSETMARK LARGE CAP VALUE FUND.................................................3

ASSETMARK SMALL/MID CAP GROWTH FUND............................................4

ASSETMARK SMALL/MID CAP VALUE FUND.............................................6

ASSETMARK INTERNATIONAL EQUITY FUND............................................7

ASSETMARK REAL ESTATE SECURITIES FUND..........................................8

ASSETMARK TAX-EXEMPT FIXED INCOME FUND.........................................9

ASSETMARK CORE PLUS FIXED INCOME FUND.........................................10

Principal Risks of Investment.................................................12

Performance of the Funds......................................................16

Fees and Expenses of the Funds................................................16

Temporary Defensive and Cash Investments......................................17

Management of the Funds.......................................................17

Valuation of Fund Shares......................................................28

Purchasing Fund Shares........................................................28

Selling (Redeeming) Fund Shares...............................................29

Exchange Privilege............................................................29

Distribution of Fund Shares...................................................29

Counsel, Independent Auditors and Service Providers...........................30

Distributions and Taxes.......................................................30

Conversion to Master/Feeder Fund Structure....................................31

Financial Highlights..........................................................31




OVERVIEW

This  combined  prospectus  discusses  each of the  series  (each a  "Fund"  and collectively the "Funds") of AssetMark Funds(R) (the "Trust"), an open-end management investment company. Each Fund is a separate no-load, non-diversified investment company with separate investment objectives, strategies and goals. A non-diversified investment company is one that may invest in the securities of relatively few issuers. The Funds are designed primarily for investment by institutional investors and clients of registered investment advisors, broker/dealers and other financial institutions.


THE MULTI-ADVISOR APPROACH

Each Fund has its own distinct investment objectives, strategies and risks. The Funds' investment advisor, AssetMark Investment Services, Inc. (the "Advisor") is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Fund. Each Fund invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with each Fund's investment objectives and style. Your potential risk and return varies with the degree to which the Fund in which you hold shares invests in a particular market segment and/or asset class.

The Advisor believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage various portions of the assets of a Fund, rather than simply employing a single firm. This "multi-advisor approach" is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of sub-advisors with complementary investment approaches. Except with respect to the AssetMark Core Plus Fixed Income Fund, the Advisor intends to select one or more sub-advisors to manage distinct segments of a market or asset class for each Fund based upon the Advisor's evaluation of a sub-advisor's expertise and performance in managing the appropriate asset class. In addition, the Funds are designed to allow a sub-advisor to manage a portfolio with fewer securities than typically held in many traditional mutual funds. This strategy allows the sub-advisors to place greater emphasis on those securities in which they have the most conviction. The investment styles and disciplines of the sub-advisors to each Fund are intended to complement one another. In constructing and overseeing the entire portfolio of a Fund, the Advisor provides investment guidelines to a sub-advisor for a specific portion of a Fund's assets, which may be more restrictive than those of the portfolio as a whole. The Advisor monitors the sub-advisors for adherence to each Fund's specific investment objectives, policies and strategies.


ASSETMARK LARGE CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Large Cap Growth Fund (the "Large Cap Growth Fund") is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies. If the Large Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Growth Fund considers large capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 1000(R) Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 1000(R) Index was between $1.6 billion and $520 billion. The Fund's investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Large Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization
("NRSRO") or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated. The Large Cap Growth Fund may also invest up to 15% of its assets in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including the Nasdaq Stock Market ("NASDAQ"), that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company's industry or the market, and in light of certain characteristics of a company, such as:

o    price/earnings ratio;

o    leadership positions in their markets;

o    strong balance sheet;

o    experienced management;

o    a consistent history of earnings stability and growth; and

o    proprietary products, processes and/or services.

Generally, the types of growth companies in which the Fund intends to invest are those that the sub-advisors believe:

(1)  are, or are likely to become, financially sound;

(2)  are, or are likely to become, leaders in their respective industries; or

(3) have, or will likely develop, a historical record of consistent growth and stability of earnings.

These factors are not limiting factors in the selection of securities for the Large Cap Growth Fund. Based upon the foregoing, the Large Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology and health care.


ASSETMARK LARGE CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Large Cap Value Fund (the "Large Cap Value Fund") is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies. If the Large Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Value Fund considers large capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 1000(R) Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 1000(R) Index was between $1.6 billion and $520 billion. The Fund's investment in equity securities may include common stocks, preferred stocks, convertible securities and interests in real estate investment trusts (REITs). The convertible securities in which the Large Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated. The Large Cap Value Fund may also invest up to 10% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. Under the general supervision of the Advisor, each sub-advisor selects stocks according to a "value style" investment strategy. The market value of a "value stock" is likely to be lower than the price of securities of other companies in its industry or market sector. The determination of whether a security of a particular company is a "value stock" is based upon a comparison of the security's current market price to the company's fundamentals, such as: o price/earnings ratio;

o    dividend yield;

o    book value;

o    assets to liabilities ratio;

o    management ownership; and

o    average daily trading volume.

In assessing value, the sub-advisors may also consider earnings and dividend growth prospects, product positioning or market share, and risk and volatility of an industry. Based upon the foregoing, from time to time, the Large Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services and basic industries. Basic industries may include, but are not limited to, transportation, industrials and utilities.


ASSETMARK SMALL/MID CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Growth Fund (the "Small/Mid Cap Growth Fund") is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.


Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies. If the Small/Mid Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Growth Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2000(R) Index and the Russell Midcap(R) Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 2000(R) Index was between $178 million and $1.5 billion, and the market capitalization of companies included in the Russell Midcap(R) Index was between $1.6 billion and $13 billion. The Small/Mid Cap Growth Fund's investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Small/Mid Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated. The Small/Mid Cap Growth Fund may also invest up to 15% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company's industry or the market, and in light of certain characteristics of a company, such as:

o    price/earnings ratio;

o    leadership positions in their markets;

o    strong balance sheet;

o    experienced management;

o    a consistent history of earnings stability and growth; and

o    proprietary products, processes and/or services.


Generally, the types of growth companies in which the Fund intends to invest are those that the sub-advisors believe: (1) are, or are likely to become, financially sound; (2) are, or are likely to become, leaders in their respective industries; or (3) have, or will likely develop, a historical record of consistent growth and stability of earnings.

These factors are not limiting factors in the selection of securities for the Small/Mid Cap Growth Fund. Based upon the foregoing, the Small/Mid Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology and health care.


ASSETMARK SMALL/MID CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Value Fund (the "Small/Mid Cap Value Fund") is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small- to medium capitalization companies. If the Small/Mid Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Value Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2000(R) Index and the Russell Midcap(R) Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 2000(R) Index was between $178 million and $1.5 billion, and the market capitalization of companies included in the Russell Midcap(R) Index was between $1.6 billion and $13 billion. The Small/Mid Cap Value Fund's investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Small/Mid Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated. The Small/Mid Cap Value Fund may also invest up to 10% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks according to a "value style" investment strategy. The market value of a "value stock" is likely to be lower than the price of securities of other companies in its industry or market sector. The determination of whether a security of a particular company is a "value stock" is based upon a comparison of the security's current market price to the company's fundamentals, such as:

o        price/earnings ratio;

o        dividend yield;

o        book value;

o        assets to liabilities ratio;

o        management ownership; and

o        average daily trading volume.

In assessing value, the sub-advisor(s) may also consider earnings and dividend growth prospects, product positioning or market share, and risk and volatility of an industry. Based upon the foregoing, from time to time, the Small/Mid Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services and basic industries. Basic industries may include, but are not limited to, transportation, industrials and utilities.

ASSETMARK INTERNATIONAL EQUITY FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark International Equity Fund (the "International Equity Fund") is to provide capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the International Equity Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. If the International Equity Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The International Equity Fund's investments in equity securities may include common stocks, preferred stocks and convertible securities of companies of any size capitalization, headquartered outside of the United States, or that derive more than 50% of their gross revenues outside of the United States, or have more than 50% of their assets outside of the United States. Generally, the International Equity Fund's assets will be invested in securities of companies located in developed countries. The International Equity Fund, however, may also invest up to 20% of its total assets in the equity securities of companies located in countries considered to have emerging markets or developing economies. The Fund considers emerging markets countries to be those defined as such by the World Bank International Financial Corporation or the Morgan Stanley Capital International (MSCI) Index. The convertible securities in which the International Equity Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated.

The International Equity Fund may also invest in depository receipts, including ADRs and GDRs. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. The present intention of the International Equity Fund is to invest all, or substantially all, of its assets in ADRs and in U.S. listed equity securities of non-U.S. companies.

By investing its assets in investments that are tied economically to different countries throughout the world, the International Equity Fund attempts to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas. The International Equity Fund may, from time to time, invest a significant portion of its assets in the securities of companies in one or more countries or regions. In that case, the International Equity Fund would be subject to the economic and market developments in those countries, such as Japan, or regions, such as Europe or Asia, to a greater extent than if it remained invested in a greater number of countries or geographical regions. Additionally, the International Equity Fund intends to invest in companies in five major sectors such as telecommunications, technology, consumer goods, financial services and other basic industries. The Fund will attempt to focus its investment in companies the sub-advisors believe represent the best values relative to their growth prospects by examining a company's sustainable growth rate in relation to that of its local market. In addition, the Fund may use index futures for hedging and/or asset allocation purposes, and currency futures for hedging purposes. The International Equity Fund does not intend to routinely hedge against currency risk or use index futures for hedging and/or asset allocation purposes.


ASSETMARK REAL ESTATE SECURITIES FUND
Investment Objectives and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Real Estate Securities Fund (the "Real Estate Securities Fund") is capital appreciation over the long term. Current income is a secondary objective. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Real Estate Securities Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in securities of companies in the real estate industry. If the Real Estate Securities Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Real Estate Securities Fund will invest in U.S. real estate equity securities, which may include shares and units of beneficial interest of real estate investment trusts ("REITs"), preferred shares and convertible debt securities of real estate companies. The convertible securities in which the Real Estate Securities Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated. The Real Estate Securities Fund considers real estate securities to be those issued by companies principally engaged in the real estate business because they derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or because they invest at least 50% of their assets in such real estate.

The types of REITs in which the Real Estate Securities Fund may invest include equity, mortgage and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. Equity REITs generally exercise some degree of control over the operational aspect of their real estate investments, lease terms and property maintenance and repair. A mortgage REIT invests primarily in real estate mortgages that secure construction, development or long-term loans, and derives its income primarily from interest payments on credit it has extended. Hybrid REITs combine the characteristics of equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated that, under normal circumstances, a majority of the Real Estate Securities Fund's investments in REITs will consist of securities issued by equity REITs. The Real Estate Securities Fund will not invest more than 10% of its assets in mortgage REITs under normal circumstances.

The sub-advisors to the Real Estate Securities Fund select shares of REITs and other real estate securities by analyzing property sectors and individual companies within the selected property sectors. The sub-advisors to the Real Estate Securities Fund evaluate potential investments based on a variety of factors including:

o    overall investment strategy;

o    strength of company management;

o    fundamental analysis of financial statements; and

o    yields.


ASSETMARK TAX-EXEMPT FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Tax-Exempt Fixed Income Fund (the "Tax-Exempt Fixed Income Fund") is to provide current income exempt from federal income tax by investing at least 80% of its assets in municipal securities, the interest on which is exempt from federal income tax and not subject to the alternative minimum tax ("AMT"). This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are not fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Tax-Exempt Fixed Income Fund will invest its assets in intermediate to long-term municipal securities that are investment grade (or, in other words, rated within one of the four highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated). Any tax-exempt interest income earned by the Tax-Exempt Fixed Income Fund will remain free from regular federal income tax when it is distributed, but may be subject to state and local taxation.

Municipal securities are debt obligations issued by or on behalf of the cities, districts, states, territories and other possessions of the United States that pay income exempt from regular federal income tax. Municipal securities are generally issued to finance public works, such as airports, highways, bridges, hospitals, schools, housing, streets, mass transportation projects and water and sewer works. Municipal securities are also issued to repay outstanding obligations, raise funds for general operating expenses, and make loans for other public institutions and facilities. Examples of municipal securities include:

o  Tax and revenue anticipation notes     o Bond anticipation notes that are
   issued to finance working capital        intended to be refinanced through a
   needs in anticipation of receiving       later issuance of longer term bonds
   taxes or other revenues

o  Municipal commercial paper and other   o Variable rate securities
   short-term notes

o  Construction loan notes insured by     o Municipal bonds and leases
   the Federal Housing Administration
   and financed by the Federal or
   Government National Mortgage
   Associations

o  Participation interests in any of the
   above including municipal securities
   from financial institutions such as
   commercial and investment banks,
   savings associations and insurance
   companies to the extent that they pay
   tax-exempt interest

     The Tax-Exempt Fixed Income Fund may invest in intermediate to long-term municipal securities. Intermediate-term municipal securities are those securities that generally mature between three and ten years. Long-term municipal securities generally mature some time after ten years. Some of the securities in the Tax-Exempt Fixed Income Fund's portfolio may carry credit enhancements, such as insurance, guarantees or letters of credit. While these enhancements may provide additional protection for the timely payment of interest or principal of a municipal security, they do not protect against decreases in market value of the security, or in the share price of the Fund. Although the Tax-Exempt Fixed Income Fund is permitted to make taxable investments under the circumstances described under the heading "Temporary Defensive and Cash Investments," the Fund currently does not intend to generate income subject to regular federal income tax.


ASSETMARK CORE PLUS FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Core Plus Fixed Income Fund (the "Core Plus Fixed Income Fund") is to provide current income consistent with low volatility of principal. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Core Plus Fixed Income Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in shares of other investment companies (the "Underlying Funds") that invest in fixed income securities. If the Core Plus Fixed Income Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Core Plus Fixed Income Fund will primarily invest in Underlying Funds that invest in fixed income securities that are rated investment grade or better
(i.e., rated in one of the four highest rating categories by a NRSRO or determined to be of comparable quality by an Underlying Funds' investment advisor). In addition, the Core Plus Fixed Income Fund intends to invest a portion of its assets in Underlying Funds that invest in high-yield debt securities (sometimes called "junk bonds") and bonds issued by companies headquartered outside of the United States, or that derive more than 50% of their gross revenues outside of the United States, or have more than 50% of their assets outside of the United States. The Fund will invest substantially all of its assets in Underlying Funds that invest in fixed income securities, but may invest a small portion of its assets directly in fixed income securities. The Core Plus Fixed Income Fund intends to invest in Underlying Funds that hold the following types of fixed income securities:

o  U.S. and non-U.S. corporate bonds and    o Obligations issued by the U.S.
   debentures                                 Government and foreign governments
                                              and their agencies or
                                              instrumentalities

o  Mortgage-backed securities               o Asset-backed securities

o  Receipts involving U.S. Treasury         o Zero coupon, pay-in-kind or
   obligations and other "stripped            deferred payment securities
   securities"

o  Municipal securities of issuers          o Securities issued on a when-issued
   located in a all fifty states,              and delayed-delivery basis
   the District of Columbia or
   other U.S. territories and possessions,
   consisting of municipal bonds, municipal o High yield debt securities (junk
   notes, tax-exempt commercial paper and     bonds)
   municipal lease obligations

o  Obligations issued by supranational
   entities and foreign loan participants

The Advisor will attempt to monitor the Underlying Funds in which it invests with the intention of limiting the Core Plus Fixed Income Fund's exposure to fixed income securities of foreign corporations and foreign governments to 20% of the Core Plus Fixed Income Fund's total assets. Similarly, the Advisor will attempt to monitor the portfolio securities of the Underlying Funds in which the Core Plus Fixed Income Fund invests with the intention of limiting the Core Plus Fixed Income Fund's exposure to high-yield debt securities (junk bonds) to 20% of the Core Plus Fixed Income Fund's total assets. Because of delays in information available to the Fund and its Advisor, it may not be possible to assure that this desired level is maintained at all times. The fixed income securities held by the Underlying Funds in which the Core Plus Fixed Income Fund invests may have maturities of any length. The Fund (or the Underlying Funds) may also invest in futures, options and similar derivatives for hedging purposes.

The Core Plus Fixed Income Fund is currently a "fund of funds." The term "fund of funds" is typically used to describe an investment company, such as the Core Plus Fixed Income Fund, that pursues its investment objective by investing in other investment companies. In the future, as a means to achieve its investment objective, the Core Plus Fixed Income Fund may pursue an investment strategy of direct investment in lieu of indirect investments through Underlying Funds.

Your cost of investing in a fund of funds will generally be higher than the cost of investing directly in shares of the Underlying Funds in which the Core Plus Fixed Income Fund invests. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Core Plus Fixed Income Fund invests in addition to the direct fees and expenses of the Core Plus Fixed Income Fund. Furthermore, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and, therefore, may increase the amount of taxes payable by you.


PRINCIPAL RISKS OF INVESTMENT
Mutual funds pool shareholders' money and, using professional investment managers, invest it in securities. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved. Because the value of your investment in a Fund will fluctuate, there is also a risk that you may lose money. The alphabetized table below provides the principal risks of investing in the Funds. The list that follows addresses common risks not previously described in the Funds' summaries. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.



o  Applicable              Large    Large   Small/Mid Small/Mid International  Real       Tax-Exempt Core
-- Not Applicable          Cap      Cap     Cap       Cap       Equity         Estate     Fixed      Plus
                           Growth   Value   Growth    Value     Fund           Securities Income     Fixed
                           Fund     Fund    Fund      Fund                     Fund       Fund       Income
                                                                                                     Fund
-------------------------- -------- ------- ------- --------  --------        --------    --------   ---------
Credit Risks                 --       --     --        --       --               --        o           o
Derivatives Risks            --       --     --        --       o                --        --          o
Emerging Markets Risks       --       --     --        --       o                --        --          --
Foreign Securities Risks      o        o      o        o        o                o         --          o
Fund of Funds Risks          --       --     --        --       --               --        --          o
High-Yield Debt Securities   --       --     --        --       --               --        --          o
Risks
Interest Rate Risks          --       --     --        --       --               --        o           o
Liquidity Risks              --       --      o        o        o                o         --          --
Manager Risks                 o        o      o        o        o                o         o           o
Maturity Risks               --       --     --        --       --               --        o           o
Mortgage- and Asset-Backed   --       --     --        --       --               --        --          o
Securities Risks
Municipal Securities Risks   --       --     --        --       --               --        o           --
Non-Diversification Risks     o        o      o        o        o                o         o           o
Real Estate Industry         --       --     --        --       --               o         --          --
Concentration Risk
Real Estate Investment       --        o     --        --       --               o         --          --
Trust Risks
Sector Focus Risks            o        o      o        o        o                --        --          --
Small and Medium             --       --      o        o        o                o         --          --
Capitalization Risks
Stock Market Risks            o        o      o        o        o                o         --          --
Tax Risks                    --       --     --        --       --               --        o           --


o Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security or, in the case of a municipal security, the underlying municipality, may experience financial problems causing it to be unable to meet its payment obligations. This would reduce the income available for distribution to shareholders as well as the value of a Fund's shares.

o Derivatives Risks: The Core Plus Fixed Income Fund (or the Underlying Funds) may utilize derivatives, such as futures and options, for hedging purposes. Futures and options are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The Core Plus Fixed Income Fund's (or an Underlying Fund's) investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Core Plus Fixed Income Fund (or an Underlying Fund) enters into these transactions, its success will depend on the manager's ability to predict market movements. The International Equity Fund may use stock index and currency futures contracts. Stock index futures contracts are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's investment securities may differ substantially from the changes when it established the hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such a contract. Currency futures contracts may be used to hedge currency risks. Hedging currency risks involves the risk of mismatching the Fund's obligations under a futures contract with the value of securities denominated in a particular currency.

o Emerging Markets Risks: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

o Foreign Securities Risks: The risks of investing in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

o Fund of Funds Risks: Federal law prohibits the Core Plus Fixed Income Fund from acquiring shares of another investment company if, immediately after such acquisition, the Core Plus Fixed Income Fund and/or its affiliated persons would hold more than 3% of such investment company's total outstanding stock. This prohibition may prevent the Core Plus Fixed Income Fund from allocating its investment in the manner the Advisor considers optimal.

o    High-Yield  Debt  Securities  Risks:  High-yield  debt  securities or "junk bonds" are debt securities rated below investment grade by an NRSRO. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may effect their ability to meet their interest or principal payment obligations.

o Interest Rate Risks: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Tax-Exempt Fixed Income Fund's or Core Plus Fixed Income Fund's investments decreases, investors in those funds may lose money.

o Liquidity Risks: The securities of many of the companies with small and medium size capitalizations may have less "float" (the number of shares that normally trade) and attract less market interest and, therefore, are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that a Fund would like to sell the security. If that happens, a Fund may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund performance.

o Manager Risks: Manager risk is the risk that the Advisor or one of a Fund's sub-advisors will do a poor job of selecting securities and thus fail to meet the Fund's investment objectives. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objectives.

o Maturity Risks: The Tax-Exempt Fixed Income Fund invests in municipal securities with intermediate to long-term maturities. The Core Plus Fixed Income Fund invests in Underlying Funds, which may invest in fixed income securities with a range of maturities. Generally, the longer a security's maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.

o Mortgage-Backed and Asset-Backed Securities Risks: Mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, a fund holding such security may have to replace the security by investing the proceeds in a less attractive security. This may reduce such Fund's share price and its income distributions.

o Municipal Securities Risks: The ability of the Tax-Exempt Fixed Income Fund to achieve its investment objective depends on the ability of the issuers of the municipal securities, or any entity providing a credit enhancement, to continue to meet their obligations for the payment of interest and principal when due. Any adverse economic conditions or developments affecting the states or municipalities which issue the municipal securities in which the Fund invests could negatively impact the Fund.

o Non-Diversification Risks: Each Fund is a non-diversified investment company, which means that more of a Fund's assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of a Fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified Fund, each Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o Real Estate Industry Concentration Risk: The Real Estate Securities Fund concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the Fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the Real Estate Securities Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the Real Estate Securities Fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Real Estate Securities Fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.

o Real Estate Investment Trust Risks: Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well the REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The Real Estate Securities Fund attempts to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

o Sector Focus Risks: To the extent that a Fund focuses its investments in one or more sectors, it may be subject to the risks affecting that sector more than would a fund that invests in a wide variety of market sectors. The following describes the risks associated with the various sectors in which some of the Funds may focus:

     o Large Cap Growth Fund and Small/Mid Cap Growth Fund: The Large Cap Growth Fund and the Small/Mid Cap Growth Fund may focus their investments in the technology or health care sectors. Companies in the technology sector are subject to the risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty in obtaining financing for necessary research and development or expansion. Companies in the health care sector are subject to many of the same risks as those facing companies in the technology sector, and are subject to risks related to legislative and regulatory action, which may affect profitability of companies in that sector.

     o Large Cap Value Fund and Small/Mid Cap Value Fund: The Large Cap Value Fund and Small/Mid Cap Value Fund may focus their investments in the financial services or basic industries sector. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector. Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

     o International Equity Fund: The International Equity Fund may focus its investments in one or more sectors, such as telecommunications, technology, consumer goods, financial services or basic industries. Companies in the technology sector are subject to the risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty obtaining financing for necessary research and development or expansion. Companies in the telecommunications sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that changes in federal or state regulation relating to rates of return and services in the telecommunications sector could adversely affect the profitability of these companies. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector. Companies in the basic industries and consumer goods sectors are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

o Small and Medium Capitalization Risks: A Fund that invests in the equity securities of companies with small and medium size market capitalization is subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund's assets.

o Stock Market Risks: Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund's share price is likely to decline in value. A Fund's focus on certain types of stocks (such as small or large cap) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

o Tax Risks: The Tax-Exempt Fixed Income Fund may be more adversely impacted by changes in tax rates and policies than other mutual funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the demand for, and supply, liquidity and marketability of, municipal obligations, which could in turn affect the Tax-Exempt Fixed Income Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.


PERFORMANCE OF THE FUNDS
Because each Fund has recently commenced operations, there is no performance information available at this time.


FEES AND EXPENSES OF THE FUNDS
As an investor, you pay certain fees and expenses if you buy and hold shares of a Fund. These fees and expenses are described in the tables below and are further explained in the example that follows:

Fee Table

SHAREHOLDER FEES
(fees paid directly from your investment)
 ---------------------------------------

NONE

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
 -----------------------------------


                                                                                                          Core
                                      Large   Large  Small/Mid Small/Mid International Real       Tax-Exe  Plus
                                      Cap     Cap    Cap       Cap       Equity        Estate     Fixed    Fixed
                                      Growth  Value  Growth    Value     Fund          Securities Income   Income
                                      Fund    Fund   Fund      Fund                    Fund       Fund     Fund
Management Fees                       0.95%   0.95%  0.95%     1.00%     0.95%         0.95%      0.80%    0.75%
Distribution (Rule 12b-1) Fees        0.25%   0.25%  0.25%     0.25%     0.25%         0.25%      0.25%    0.25%
Other Expenses(1)                     0.57%   0.57%  0.80%     0.80%     0.50%         0.74%      1.12%    0.77%
                                      -----   -----  -----     -----     -----         -----      -----    -----
Total Annual Fund Operating Expenses  1.77%   1.77%  2.00%     2.05%     1.70%         1.94%      2.17%    1.77%
        Less Expense Reimbursement   -0.28%  -0.28% -0.41%    -0.46%    -0.11%        -0.45%     -0.88%   -0.48%
                                     ------  ------ ------    ------    ------        ------     ------   ------
Net Annual Fund Operating Expenses(2) 1.49%   1.49%  1.59%     1.59%     1.59%         1.49%      1.29%    1.29%
                                      =====   =====  =====     =====     =====         =====     =====    =====


--------------------------------------------------------------------------------

1 These expenses, which include custodian, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Fund's current fiscal year.
2 The Advisor has entered into an Expense Waiver and Reimbursement Agreement dated May 11, 2001, with the Trust on behalf of each Fund. Under the Expense Waiver and Reimbursement Agreement, the Advisor has agreed to waive its fees and bear expenses for each Fund to the extent that its total annual fund operating expenses exceed the Net Annual Fund Operating Expenses shown above. The Advisor may recapture any fees it has waived or any expenses it has borne within a three-year period. The Expense Waiver and Reimbursement Agreement shall continue in effect until October 31, 2003.


Example

The following Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year. The 1-Year costs for each Fund reflect the "Net Annual Fund Operating Expenses" of each Fund that result from the contractual expense waiver and reimbursement. The 3-Year costs for each Fund reflect the "Total Annual Fund Operating Expenses" of each Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs for each Fund would be:

           Fund                                          1 Year       3 Years
           ----                                          ------       -------
           ------------------------------------------ ------------- ------------
           Large Cap Growth Fund                          $152          $530
           Large Cap Value Fund                           $152          $530
           Small/Mid Cap Growth Fund                      $162          $588
           Small/Mid Cap Value Fund                       $162          $598
           International Equity Fund                      $162          $525
           Real Estate Securities Fund                    $152          $566
           Tax-Exempt Fixed Income Fund                   $131          $594
           Core Plus Fixed Income Fund                    $131          $510

TEMPORARY DEFENSIVE POSITIONS AND CASH INVESTMENTS
Each Fund may from time to time have a portion of its assets invested in cash or cash equivalents, such as short-term, high-quality investment grade securities, while waiting to invest monies received from purchases of the Fund's shares or from the sale of its portfolio securities. Cash equivalents purchased by a Fund will be rated in one of the four highest ratings categories by Standard & Poor's, Moody's Investor Service, Inc., Fitch Inc. or another NRSRO. Under normal market conditions, each Fund may hold cash or cash equivalents, such as:

o    Commercial paper

o    Certificates of deposit, demand and time deposits and banker's acceptances

o    U.S. Government securities (e.g., U.S. Treasury obligations)

o    Repurchase agreements

In addition, each Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity. A Fund may not achieve its investment objectives to the extent that it engages in such a temporary, defensive strategy.


MANAGEMENT OF THE FUNDS

Investment Advisor

AssetMark  Investment  Services,   Inc.  (the  "Advisor"),   2300  Contra  Costa
Boulevard, Suite 425, Pleasant Hill, California, 94523-3967, serves as the investment advisor to each of the Funds. The Advisor is registered as an investment advisor with the U.S. Securities and Exchange Commission ("SEC"). The Advisor provides investment consulting and administrative services to financial intermediaries and currently administers in excess of $2.0 billion in assets, including mutual funds and privately managed accounts.


The Advisor supervises and directs each Fund's investments and allocates a certain percentage of each Fund's (except the Core Plus Fixed Income Fund's) assets to one or more sub-advisors and recommends hiring or changing sub-advisors to the Board of Trustees. The Advisor directly selects the Underlying Funds in which the Core Plus Fixed Income Fund will invest. The Advisor is entitled to an annual fee from each Fund for its services according to the following table:

                                                           Advisory Fee
                     Fund:                             (as a percentage of
                                                    average daily net assets):
                     ------------------------------ ---------------------------
                     Large Cap Value Fund                     0.95%
                     Large Cap Growth Fund                    0.95%
                     Small/Mid Cap Value Fund                 1.00%
                     Small/Mid Cap Growth Fund                0.95%
                     International Equity Fund                0.95%
                     Real Estate Securities Fund              0.95%
                     Tax-Exempt Fixed Income Fund             0.80%
                     Core Plus Fixed Income Fund              0.75%


The Advisor has entered into a sub-advisory agreement with each sub-advisor and compensates each sub-advisor out of the investment advisory fees it receives from the applicable Fund. The Advisor has also entered into a Consulting Agreement with CRA RogersCasey, Inc. ("CRA"), an institutional investment consulting firm in Darien, Connecticut, to provide research, including statistical information and economic data, to assist the Advisor in (i) selecting sub-advisors for the Funds and allocating a Fund's assets among sub-advisers; (ii) selecting the Underlying Funds in which the Core Plus Fixed Income Fund will invest; and (iii) making recommendations to the Board of Trustees of the Trust about hiring and changing sub-advisors. The Advisor is responsible for paying CRA's consulting fees. Finally, the Advisor has entered into an Expense Waiver and Reimbursement Agreement in which it has agreed to keep each of the Fund's expenses to a certain minimum for the period ending on October 31, 2003 (as described in the respective Fee Tables of each Fund). Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived fees and expenses borne for a three-year period under specified conditions.

Each sub-advisor makes investment decisions for the assets it has been allocated to manage. The Advisor, with the research assistance of CRA, oversees the sub-advisors for compliance with each of the Fund's investment policies and guidelines, and monitors each sub-advisor's adherence to its investment style. The Board of Trustees supervises the Advisor and the sub-advisors, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisors recommended by the Advisor. On May 6, 2002, the U.S. Securities and Exchange Commission ("SEC") issued an exemptive order (the "Order") that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors for new or existing Funds, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-advisor, shareholders of any affected Fund will receive notification of the change. The Order relieves the Funds from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with the Advisor) in documents filed with the SEC and provided to shareholders.


Sub-Advisors and Portfolio Managers
The following sub-advisors and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:

Large Cap Growth Fund:
TCW Investment Management Company ("TCW"), 865 South Figueroa Street, Suite 1800, Los Angeles, California, 90017, is one of two sub-advisors for the Large Cap Growth Fund. TCW is a member of The TCW Group, Inc. ("TCW Group"), a group of affiliated global financial companies providing a broad range of international and U.S. equity and fixed income investment products and services for investors around the world. With a team of over 295 investment and administrative professionals located in Los Angeles, New York, Houston, San Francisco, Hong Kong and London, the firm has a broad depth of knowledge, investment experience and research capability. With approximately $80 billion under management or committed to management as of December 31, 2000, the firm is one of the largest privately-held investment management companies in the United States.

TCW's parent company, TCW Group and Societe Generale S.A., through its wholly-owned subsidiary, Societe Generale Asset Management, S.A. ("SGAM"), a leading international investment manager, have entered into an agreement under which SGAM will acquire a controlling interest in TCW Group. The acquisition, which is subject to shareholder and regulatory approvals and other customary closing conditions, is expected to be completed in the third quarter of 2001. Because SGAM's acquisition of a controlling interest in TCW Group would result in a change of control of TCW and, therefore, have the effect of terminating the current sub-advisory agreement with TCW, the Board of Trustees of the Trust and the Large Cap Growth Fund's initial shareholder have approved a second sub-advisory agreement with TCW, with terms substantially identical to those of the initial agreement. The second sub-advisory agreement will take effect if and when SGAM's acquisition of TCW Group is completed. If the acquisition does not occur, shareholders will be notified.

TCW manages its allocated portion of the Large Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

o    Glen E. Bickerstaff
     Managing Director, U.S. Equities
     Prior to joining TCW in 1998, Mr. Bickerstaff was a Vice President and Senior Portfolio Manager at Transamerica Investment Services, a Los Angeles-based investment management subsidiary of Transamerica Corporation from 1987 to 1998. While at Transamerica, Mr. Bickerstaff managed a pooled equity portfolio, corporate pension assets, institutional accounts and a mutual fund. Previously, he was a Vice President and Portfolio Manager with Lederer & Associates and Pacific Century Advisors, a subsidiary of Security Pacific Bank. Mr. Bickerstaff received a BS in Business Administration from the University of Southern California.

o    Brian M. Beitner, CFA
     Managing Director, Director of U.S. Equities Research
     Prior to joining TCW in 1998, Mr. Beitner was a Senior Vice President with Scudder Kemper Investments from 1990 to 1998. Mr. Beitner holds a BS in Public Administration and an MBA from the University of Southern California. He is a Chartered Financial Analyst and past President of the Security Analysts of San Francisco.

o    Leigh R. Crawford
     Senior Vice President, U.S. Equities
     Mr. Crawford joined the TCW Equities Research Department in 1994 where he made substantial contributions analyzing various industries including financials, technology and autos. In 1999, he joined the Concentrated Core team as a dedicated Product Research Analyst. Before TCW, he spent several years at the University of California at Berkeley, where he studied Mathematics, Literature and Language. Mr. Crawford holds a BA in Mathematics and Literature from Claremont McKenna College.


     Effective May 16, 2002, the Board of Trustees appointed Atlanta Capital Management Company, LLC ("Atlanta") to replace Provident Investment Counsel, Inc. as a sub-advisor to the AssetMark Large Cap Growth Fund ("Large Cap Growth Fund"). Atlanta is located at 1349 West Peachtree Street, Atlanta, Georgia and is one of two sub-advisors to the Large Cap Growth Fund. Atlanta Capital Management is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $7 billion in assets under management. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth. Atlanta manages its allocated portion of the Large Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

o    Daniel W. Boone, III, CFA
     Managing Partner and Member of the Executive Committee
     Mr. Boone's primary responsibilities are in equity portfolio management, oversight of client service activities and as co-head of the equity management team. Mr. Boone joined Atlanta in 1976. Prior to joining Atlanta he was with the international firm of Lazard Freres in New York. His responsibilities included portfolio management of institutional funds and securities research. Prior to that he was an analyst with the Wellington Management Company in Philadelphia for the Windsor and Gemini mutual funds. Mr. Boone is a former U.S. Army officer. He is a graduate of Davidson College and holds an MBA degree from the Wharton School of the University of Pennsylvania where he graduated with distinction. Mr. Boone is a member of the Board of Governors of the Investment Counsel Association of America
     (ICAA), a past president of the Atlanta Society of Financial Analysts and is a Chartered Investment Counselor.

o    William R. Hackney, III, CFA
     Managing Partner and Member of the Executive Committee.
     His responsibilities include equity portfolio management, co-head of the equity management team and oversight of operations and support. Mr. Hackney joined Atlanta in 1995. Prior to joining Atlanta, he was Senior Vice President and Chief Investment Officer of First Union Corporation's Capital Management Group in Charlotte, North Carolina. In this capacity he supervised the investment management of over $20 billion in institutional and individual assets. Mr. Hackney is a graduate of The University of North Carolina at Chapel Hill and holds an MBA degree from The Citadel in Charleston, South Carolina. He served as a U.S. Marine Corps officer during the Vietnam era and retired with the rank of Colonel in the U.S. Marine Corps Reserve.

o    Marilyn Robinson Irvin, CFA
     Senior Vice President and Principal
     Mrs. Irvin serves as a portfolio manager for the firm's equity products and as an analyst with responsibilities in communication services. Mrs. Irvin joined Atlanta in 1989. Prior to joining the firm, she was a Treasury Analyst and Fixed Income Trader for Consolidated Health Care in Richmond, Virginia. Mrs. Irvin holds a Bachelor of Business Administration degree and a Master of Science degree in finance from Georgia State University. She is actively involved with the Association of Investment Management and Research. She is also a Certified Cash Manager.


Large Cap Value Fund:
Brandes Investment Partners, L.P., ("Brandes") 11988 El Camino Real, Suite 500, San Diego, California, 92191, is a registered investment advisor founded in March 1974. As of December 31, 2000, Brandes' assets under management totaled $50.9 billion. Brandes manages its allocated portion of the Large Cap Value Fund's assets on a team basis. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for its allocated portion of the Large Cap Value Fund's assets.

Deutsche Asset Management, Inc. ("DAMI"), 130 Liberty Street, 17th Floor, New York, New York, 10006, is also a sub-advisor for the Large Cap Value Fund. DAMI has a presence in all the major investment regions around the world allowing it to leverage the expertise of more than 400 portfolio managers and analysts across the globe. DAMI offers a full complement of investment solutions designed to meet the broad range of risk/return objectives demanded by its diverse client base. As of December 31, 2000, DAMI had over $677 billion in assets under management. The following individual manages DAMI's allocated portion of the Large Cap Value Fund's assets:

o    James F. Giblin, CFA
     Director and Manager
     James Giblin manages the Large Cap Equity Group at Deutsche Bank in New York. He has 28 years of investment experience, including 21 years as a Portfolio Manager. Mr. Giblin has prior experience as Department Head of CIGNA Equity Advisors, and he managed the CIGNA Value Fund which was ranked the #1 Growth and Income Fund in the Lipper universe for the five year period ended June, 1992. He worked for Putnam Investments prior to joining Deutsche Bank in 1995. He has a BS from Pennsylvania State University and an MBA from the University of Pennsylvania, Wharton Graduate School.

Small/Mid Cap Growth Fund:
William Blair & Co., LLC ("William Blair"), 222 West Adam Street, 13th Floor, Chicago, Illinois, 60606, is one of two sub-advisors for the Small/Mid Cap Growth Fund. The firm provides a wide variety of investment banking, brokerage and related services, and provides investment management services to client discretionary accounts with assets totaling approximately $13.0 billion as of December 31, 2000. William Blair manages its allocated portion of the Small/Mid Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

o    Mark A. Fuller, III,
     Principal
     Mark Fuller has been with William Blair since 1983. He began his career in Institutional Sales, developing long-standing relationships with each of the firm's research analysts. Today, he is a portfolio manager for numerous accounts, co-manages the firm's Small Cap Growth Fund since its inception in 1999, co-manages the firm's Growth Fund and is a member of the department's Small Cap Growth team. Prior to joining William Blair he was with IBM Corporation in the computer sales industry. Mr. Fuller holds a BA from Northwestern University and an MBA from Northwestern University Kellogg Graduate School of Management.

o    Gregory J. Pusinelli
     Principal
     Mr. Pusinelli is a portfolio manager in the Investment Management Department. In 1996, Mr. Pusinelli became the leader of the Taxable Group and is now a member of the department's Taxable Team. Previously, Mr. Pusinelli was with Stein Roe & Farnham Inc. for nine years where he was a Senior Vice President and Principal responsible for managing client portfolios and a team of portfolio managers. He also co-managed the Investment Council Division's Core portfolio. Mr. Pusinelli is a past Chairman of the Board of Trustees of Providence - St. Mel School. He holds a BS from Indiana University and an MBA from Northwestern University Kellogg Graduate School of Management.

o    Michelle R. Seitz, CFA
     Principal
     Michelle Seitz joined William Blair in 1996 and is a portfolio manager and member of the Investment Management Department's Taxable Team. Previously, she was a vice president and senior portfolio manager with Concord Investment Company for four years where she was invited to be a principal in the firm. She managed a team of investment professionals at Concord and was a member of the investment strategy team. Prior to that, she was a portfolio manager with NationsBank for five years and served on the department's asset allocation committee. Michelle is an active member of the Investment Analysts Society of Chicago and serves on the Board of Advisors for Indiana University's Investment Management Academy in the Graduate School of Business. Ms. Seitz holds a BS from Indiana University.

TCW Investment Management Company ("TCW"), 865 South Figueroa Street, Suite 1800, Los Angeles, California, 90017, is the second sub-advisor for the Small/Mid Cap Growth Fund. See the description above for more information about TCW.

TCW manages its allocated portion of the Small/Mid Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

o    Douglas S. Foreman, CFA
     Group Managing Director, Chief Investment Officer-U.S. Equities, Chairman-Equity Policy Committee
     Prior to joining TCW in 1994, Mr. Foreman spent eight years at Putnam Investments in Boston. At Putnam, he spent his last five years managing institutional accounts and mutual funds for clients. Previously, Mr. Foreman was an MIT faculty member, teaching celestial navigation and ship handling, and a Main Propulsion Assistant aboard the USS Merrill (D.D.-976). Mr. Foreman graduated with Distinction from the U.S. Naval Academy receiving a BS in Marine Engineering and an MBA from Harvard University. He is a Chartered Financial Analyst.

o    Christopher J. Ainley
     Managing Director, U.S. Equities
     Prior to joining TCW in 1994, Mr. Ainley spent two years at Putnam Investments as a Vice President and Analyst in the Equity Research Group and then as a Portfolio Manager for the Core Equity Group. Previously, he was Vice President, Equity Research Analyst for J.P. Morgan Investment Management; Tax Supervisor for Coopers & Lybrand; and also served as Director of Programming for the New England Council, Inc. Mr. Ainley received a BA from Tufts University and an MBA from Harvard University.

o    Philip Propper De Callejon, Jr., CFA
     Senior Vice President, U.S. Equities
     Mr. Propper De Callejon joined TCW as an Equity Analyst in 1995. Prior to this, he worked as an Analyst and Trader for National Mutual Funds Management, an Australian asset manager. Earlier, he was a Management Consultant specializing in defense and national security issues for the Rand Corporation. Mr. Propper De Callejon is a former Air Force Officer and Fighter Aviator. He received a BA from Trinity College in Hartford, Connecticut and an MBA from the University of Southern California. He is a Chartered Financial Analyst.

o    Husam H. Nazer
     Vice President, U.S. Equities
     Mr. Nazer joined TCW Equities Research Department in 1995 where he made substantial contributions analyzing the health care and retail industries. In 2000, he joined the Small and Mid-Cap team as a dedicated Product Research Analyst. Mr. Nazer graduated with a BS in Biomedical Engineering from Boston University and earned an MBA at the University of Southern California.

o    R. Brendt Stallings, CFA
     Senior Vice President, U.S. Equities
     Prior to joining TCW in 1996, Mr. Stallings was an Equity Analyst with Chancellor LGT Asset Management (GT Global) in San Francisco. Before that, he was an Analyst in Andersen Consulting's Strategic Services Division. Mr. Stallings holds a BA in Decision Analysis and Political Science from Stanford University and an MBA from the Amos Tuck School at Dartmouth College. He is a Chartered Financial Analyst.

Small/Mid Cap Value Fund:
Cramer Rosenthal McGlynn, LLC ("CRM"), 520 Madison Avenue, 32nd Floor, New York, New York, 10022, a registered investment advisor since 1976, is one of two sub-advisors for the Small/Mid Cap Value Fund. CRM offers separate account management for small/mid cap value equity, small cap value equity, mid cap value equity, and balanced portfolio management for both tax-exempt and taxable clients. The firm currently manages a variety of institutional portfolios for corporate pension funds, endowments and foundations, as well as accounts for individuals and family trusts and estates. CRM manages its allocated portion of the Small/Mid Cap Value Fund's assets on a team basis. The team consists of the following individuals:

o    Ronald H. McGlynn
     Chief Executive Officer and President
     Ronald McGlynn is a co-founder of CRM. He brings 30 years of investment experience to the firm and serves as Co- Chief Investment Officer and portfolio manager. Prior to co-founding CRM in 1973, he was a portfolio manager and investment research analyst for Standard & Poor's InterCapital, Chase Manhattan Bank and Oppenheimer. Mr. McGlynn earned a BA from Williams College and an MBA from Columbia University Business School. He serves on the Board of Directors at Winthrop University Hospital. He also serves on both the Strategic Planning and Operating Committees for CRM.

o    Jay B. Abramson
     Executive Vice President, Director of Research and Co-Chief Investment Officer
     Jay Abramson joined CRM in 1985 and has the overall responsibility for investment research. He received a BSE from the University of Pennsylvania Wharton School and a JD from the University of Pennsylvania Law School. Mr. Abramson is a Trustee of Montefiore Medical Center and serves on CRM's Strategic Planning Committee.

o    Kevin M. Chin
     Principal
     Kevin Chin joined CRM in 1989 and is responsible for investment research. Formerly, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrageur with The First Boston Corporation. He received a BS from Columbia University School of Engineering & Applied Science.

o    Michael A. Prober
     Principal
     Michael Prober joined CRM in 1993 and is responsible for investment research. Prior to joining CRM, he worked in corporate finance and commercial banking at Chase Manhattan Bank, and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober earned a BBA from the University of Michigan School of Business Administration and an MM from Northwestern University, J.L. Kellogg Graduate School of Management.

o    Adam L. Starr
     Principal
     Adam Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to joining CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Mr. Starr received a BA from Clark University and an MBA from Columbia University.

o    James P. Stoeffel
     Vice President
     James Stoeffel joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management. His other work experiences are Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney, a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Company, and an auditor. Mr. Stoeffel earned a BA from Washington & Lee University and an MBA from New York University's Stern School of Business.

Ariel Capital Management, Inc. ("Ariel"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, is the second sub-advisor for the Small/Mid Cap Value Fund. Ariel is a Chicago-based investment management firm specializing in undervalued small and medium-sized companies, with $5.5 billion in assets under management for individual and institutional clients as of March 31, 2001. The following individuals manage Ariel's allocated portion of the Small/Mid Cap Value Fund's assets:

o    Eric T. McKissack, CFA.
     Vice Chairman and Co-Chief Investment Officer
     Eric McKissack joined Ariel as a research analyst in 1986, and has served as the firm's Vice Chairman and Co-Chief Investment Officer since 1994.

o    Timothy Fidler, CFA
     Vice President
     Timothy Fidler serves as Assistant Portfolio Manager to Mr. McKissack and has been Vice President at Ariel since 1999. Prior to joining Ariel, Mr. Fidler spent three years at Lunn Partners, LLC/Lehman Brothers Private Bank and four years at Morgan Stanley & Co. Asset Management.

International Equity Fund:
Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York, 10112, a division of Lazard Freres & Co, LLC. ("Lazard Freres), is one of two sub-advisors for the International Equity Fund. Lazard Freres provides a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts, with assets totaling approximately $69.4 billion as of March 31, 2001. Lazard manages its allocated portion of the International Equity Fund's assets on a team basis. The team consists of the following individuals:

o    Herbert Gullquist
     Managing Director, Vice Chairman and Chief Investment Officer
     Herbert Gullquist has served as Vice Chairman of Lazard since May 1997 and as Managing Director and Chief Investment Officer of Lazard since November 1982 when he joined the company. Mr. Gullquist is responsible for
     monitoring  all  investment   activity  to  ensure  adherence  to  Lazard's
     Investment Philosophy and Guidelines. He holds a BA from Northwestern University.

o    John Reinsberg
     Managing Director
     John Reinsberg has been a Managing Director of Lazard since joining Lazard in January 1992. Mr. Reinsberg is responsible for international/global equity management and overseeing the day to day operations of Lazard's international equity investment team. He also provides investment management services to other affiliates of Lazard. Mr. Reinsberg holds a BA from the University of Pennsylvania and an MBA from Columbia University.

o    Ronald Saba
     Director and Portfolio Manager/Analyst
     Mr. Saba has been a Director of Lazard since January 2001. Mr. Saba joined Lazard in February 1996. He has an MBA from the University of Chicago Graduate School of Business and a Bachelor of Commerce from McGill University, Montreal.

Lombard Odier International Portfolio Management Limited ("Lombard"), 3 Waterhouse Square, 142 Holborn, London, England, a federally registered investment advisor, is the second sub-advisor for the International Equity Fund. Lombard began managing institutional assets on a discretionary basis in 1979 and is a subsidiary of Lombard Odier & Cie, a partnership specializing in global asset management services that was founded in 1798. As of December 31, 2000, Lombard and its affiliates had over $70 billion in assets under management. Lombard manages its allocated portion of the International Equity Fund's assets on a team basis. The team consists of the following individuals:

o    Ronnie Armist
     Chief Executive Officer/Managing Director
     Ronnie Armist has been with Lombard since 1983 and has held numerous positions in both portfolio management and research. Currently, he is the Head of the Institutional Group globally and is responsible for portfolio benchmarking and guideline monitoring. Prior to that, he served as a portfolio manager on the Board of Executors Pension Fund in Cape Town. Mr. Armist holds a Bachelor of Business Science (Honors) and Bachelor of Commerce from the University of Cape Town.

o    Neil Worsley
     Executive Vice-President
     Neil Worsley has been a portfolio manager with Lombard since 1990. Prior to that, he held similar positions with National Westminister Bank and Windsor Trust Managers. He has over 22 years of investment experience. He is a member of the Institute of Banking.

o    William Lovering
     Senior Portfolio Manager, European EAFE Equities
     William Lovering joined Lombard in 1994 as a portfolio manager. Prior to that, he held similar positions with Capital House Investment Limited, Brown Shipley Asset Management, Royal Trust Asset Management and Arbuthnor Latham Investment Management. He holds a BA from Leicester University and has over 16 years of investment management experience.

o    Jeremy Monk
     Senior Vice-President Jeremy Monk has been a portfolio manager with Lombard since 1998. Prior to that, he served as a portfolio manager with Prudential Portfolio Managers UK Ltd. from 1995 to 1998. Mr. Monk holds a BSc from City University Business School and an MBA from Imperial College in London, England. He has over 13 years of investment management experience.

o    Christopher Darling
     Senior Vice-President
     Christopher Darling joined Lombard in 1995 as a portfolio manager. Prior to that, he held similar positions with Guardian Asset Management, Capel-Cure Myers Capital Management and Greene & Co. Stockbrokers. He holds a BA from University College in London, England and an MSc from London School of Economics. He has over 14 years of investment management experience.

Real Estate Securities Fund:
Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen"), 1995 University Avenue #550, Berkeley, California, 94704, is the sub-advisor for the Real Estate Securities Fund. Lend Lease Rosen is an affiliate of Lend Lease Real Estate Investments, Inc. ("Lend Lease Rosen REI"). Lend Lease Rosen REI provides a variety of investment management and consulting services. Lend Lease Rosen provides investment management services to client discretionary accounts with assets totaling approximately $1.4 billion as of March 1, 2001. Lend Lease Rosen manages its allocated portion of the Real Estate Securities Fund's assets on a team basis under the guidance of Michael Torres. The team consists of the following individuals:

o    Michael Torres
     President
     Michael Torres has been President of Lend Lease Rosen since March 1997 and a Portfolio Manager of Lend Lease Rosen since February 1995. He holds a BA and an MBA from the University of California.

o    Jennifer Lyons
     Vice President and Research Analyst
     Jennifer Lyons has served as Vice President and Research Analyst since 1998. Prior to that, she was a research analyst with Bank of America Securities from 1996 to 1998. She holds a BA from the University of California.

o    Greg Prophet
     Vice President and Research Analyst
     Greg Prophet has been Vice President of Lend Lease Rosen and a Research Analyst since June 1996. Prior to that, he worked as a research analyst with Rosen Consulting Group beginning in 1994. He holds a BA and an MBA from the University of California.

o    Tanya Shaw Steinhofer
     Vice President and Research Analyst
     Tanya Shaw Steinhofer has been Vice President of Lend Lease Rosen and a Research Analyst since February 2001. Prior to joining Lend Lease Rosen, she worked for 2 years as an Associate in Real Estate Investment Research at Goldman Sachs. She received her BA in Political Economy of Industrialized Societies (P.E.I.S.) in 1993 and her MBA in 1999 from the University of California, Berkeley. She is a candidate for Level II of the CFA program.

Tax-Exempt Fixed Income Fund:
Weiss, Peck & Greer Investments ("Weiss"), One New York Plaza, 30th Floor, New York, New York 10004-1950, a federally registered investment advisor since 1970, is the sub-advisor for the Tax-Exempt Fixed Income Fund. Weiss manages individual accounts, mutual funds, and institutional accounts. Weiss is the primary U.S. affiliate of Robeco Group, a leading European asset management company, with existing U.S. management and investment teams remaining in place. The Robeco Group is owned by Rabobank Group, the only commercial bank in the world rated triple-A by all four of the major rating agencies. As of December 31, 2000, the firm managed $18.2 billion in assets in a number of traditional and alternative strategies. The following individuals manage Weiss's allocated portion of the Tax-Exempt Fixed Income Fund's assets:

o    S. Blake Miller, CFA
     Managing Director, Senior Portfolio Manager and Trader Blake Miller joined Weiss in 1988 when the firm acquired Ehrlich Bober Advisors, Inc., where he was a portfolio assistant and research analyst. Mr. Miller holds a BS from the McIntire School of Commerce of the University of Virginia.

o    Peter Moukios

     Vice President, Portfolio Manager and Research Analyst Since joining Weiss in 1987, Peter Moukios has worked as Senior Account Administrator and later as Money Market Specialist before moving to his present position in 1996. Previously, he worked for three years at Manufacturers Hanover Trust as Supervisor of Broker Custody. Mr. Moukios is a member of the Municipal Analysts Group of New York and holds a BS in Management from St. John's University.

VALUATION OF FUND SHARES
Shares of each Fund are sold at the net asset value per share (NAV), which is determined by each Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (NYSE) is open for unrestricted trading. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of a Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of each Fund, including management, administration and shareholder servicing fees, which are accrued daily.

Each Fund's securities are generally valued each day at their current market value. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust's Board of Trustees.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund trades may be open on days that the Fund does not calculate its NAV and thus the value of a Fund's shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of each Fund, a Fund will value any foreign securities held at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Trust's Board of Trustees.


PURCHASING FUND SHARES
How to Purchase Fund Shares

Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders with U.S. Bancorp Fund Services, LLC, the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).


Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption, and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Minimum Purchases
The Funds have no investment minimums, however, the financial institutions and intermediaries that sell the Funds' shares may have established minimum values for the accounts that they handle.

SELLING (REDEEMING) FUND SHARES
How to Sell Your Fund Shares
Shareholders may sell (redeem) their Fund shares through their financial institutions or intermediaries on any business day by following the procedures established when they opened their account or accounts. The sale price of each share will be the next NAV determined after a Fund (or authorized intermediary) receives a request to sell or redeem Fund shares. Normally, a Fund will pay for redeemed shares on the next business day after receiving a request, but it could take as long as seven days.

Redemption-in-Kind
Each Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), a Fund might pay all or part of a shareholder's redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind). If shares are redeemed in kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares Each Fund may suspend a shareholder's right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

EXCHANGE PRIVILEGE
Shareholders of record, including financial institutions and intermediaries, may exchange shares of any Fund for shares of any other Fund on any business day by contacting the Funds' transfer agent directly. This exchange privilege may be changed or canceled by a Fund at any time upon 60 days notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another, as a result, there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day's closing NAV. The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of any Fund within a calendar year).

DISTRIBUTION OF FUND SHARES
Distributor
AssetMark Capital Corporation, an affiliate of the Advisor, 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California, 94523-3967, is the distributor for the shares of each of the Funds. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 serves as sub-distributor to each of the Funds. Both AssetMark Capital Corporation and Quasar Distributors, LLC are registered broker-dealers and members of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis.

Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to provide certain distribution activities and shareholder services for the Funds and their shareholders. Each Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities. As these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


COUNSEL, INDEPENDENT AUDITORS AND SERVICE PROVIDERS
Legal Counsel and Independent Auditors
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania, 19103, serves as legal counsel to the Trust. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105, has been selected as independent auditors for the Funds.

Custodian, Transfer Agent, Fund Administrator, Fund Accountant and Shareholder Servicing Agents

U.S. Bank, N.A. serves as Custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. U.S. Bancorp Fund Services, LLC, serves as each Fund's Administrator, Transfer Agent and Fund Accountant. In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund at an annual rate of up to 0.10% of the average daily net assets of the shares covered by their respective agreements for shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.



DISTRIBUTIONS AND TAXES
Dividends and Distributions
Each Fund pays its shareholders dividends from the Fund's net investment income and distributes any net capital gains the Fund has realized. All Funds, other than the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund, declare and pay dividends at least annually. The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund declare and pay dividends at least quarterly. Capital gains, if any, are distributed at least once a year.

All of your dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional shares of that Fund unless you provide us with a written request to receive your payments in cash. Dividends paid in cash or additional shares are treated the same for tax purposes.

Taxes
In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Capital gain dividends paid by a Fund are taxable to you as long-term capital gain no matter how long you have owned your shares.

If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different AssetMark Fund is the same as a sale.

Fund distributions and gain from the sale or exchange of your shares generally will be subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

Additional Information - Tax-Exempt Fixed Income Fund

The Tax-Exempt Fixed Income Fund's distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. The Tax-Exempt Fixed Income Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Distributions from such income are taxable to you as ordinary income. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Tax-Exempt Fixed Income Fund shares or receive them in cash.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Tax-Exempt Fixed Income Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

CONVERSION TO MASTER/FEEDER FUND STRUCTURE
In lieu of investing directly, the Funds are authorized to seek to achieve their investment objectives by converting to a Master/Feeder Fund Structure pursuant to which each Fund would invest all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund. There is no current intention to convert the Funds to a Master/Feeder Fund structure.


Financial Highlights
Because the Funds have recently commenced operations, there are no financial highlights available at this time.

AssetMark Funds(R)


AssetMark  Large Cap  Growth  Fund  AssetMark  Large Cap  Value  Fund  AssetMark
Small/Mid  Cap  Growth  Fund  AssetMark   Small/Mid  Cap  Value  Fund  AssetMark
International Equity Fund AssetMark Real Estate Securities Fund AssetMark Tax-Exempt Fixed Income Fund AssetMark Core Plus Fixed Income Fund

Investment Advisor                          AssetMark Investment Services, Inc.
                                            2300 Contra Costa Blvd., Suite 425
                                            Pleasant Hill, CA 94523

Legal Counsel                               Stradley Ronon Stevens & Young, LLP
                                            2600 One Commerce Square
                                            Philadelphia, PA 19103

Independent Auditors                        PricewaterhouseCoopers LLP
                                            333 Market Street
                                            San Francisco, CA 94105

Transfer Agent, Fund Accountant,            U.S. Bancorp Fund Services, LLC
and Fund Administrator                      615 East Michigan Street
                                            Milwaukee, WI 53202



Custodian                                   U.S. Bank, N.A.
                                            425 Walnut Street
                                            Cincinnati, OH 45202

Distributor                                 AssetMark Capital Corporation
                                            2300 Contra Costa Blvd., Suite 425
                                            Pleasant Hill, CA 94523


FOR MORE INFORMATION


You may obtain the following and other information on the Funds free of charge:


Statement of Additional Information (SAI) dated May 11, 2001 (as supplemented May 10, 2002)

The SAI of the Funds provides more details about each Fund's policies and management. The Funds' SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report
The annual and semi-annual reports for each Fund provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected each Fund's performance during the last fiscal year.


To receive any of these documents or the prospectus of AssetMark Funds(R) or to request additional information about AssetMark Funds(R), please contact us.


By Telephone:
(888) 278-5809


By Mail:
AssetMark Funds(R)
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701

Milwaukee, WI 53201-0701

SEC:
You may review and obtain copies of AssetMark Funds' information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                                                    1940 Act File No. 811-10267




ASSETMARK FUNDS


STATEMENT OF ADDITIONAL INFORMATION


May 11, 2001
(as supplemented May 10, 2002)




AssetMark  Large Cap  Growth  Fund  AssetMark  Large Cap  Value  Fund  AssetMark
Small/Mid  Cap  Growth  Fund  AssetMark   Small/Mid  Cap  Value  Fund  AssetMark
International Equity Fund AssetMark Real Estate Securities Fund AssetMark Tax-Exempt Fixed Income Fund AssetMark Core Plus Fixed Income Fund




This Statement of Additional Information ("SAI") provides general information about each of the series (individually, a "Fund" and collectively, the "Funds") of AssetMark Funds. This SAI is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated May 11, 2001, as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus, please write or call the Funds at the address or telephone number below.



AssetMark Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Phone: (888) 278-5809



                                TABLE OF CONTENTS


General Information about AssetMark Funds......................................3

Description of the Funds.......................................................3

Investment Restrictions........................................................4

Investment Policies and Associated Risks.......................................5

Temporary Investments.........................................................29

Management of the Funds.......................................................31

Investment Advisor and Sub-Advisors...........................................33

Distribution and Shareholder Servicing........................................37

Service Providers.............................................................38

CodeS of Ethics...............................................................38

Valuation of Shares...........................................................39

Purchase and Redemption of Shares.............................................40

Portfolio Transactions........................................................40

Taxes.........................................................................41

Performance Information.......................................................47

Independent Auditors..........................................................49

Financial Statements..........................................................49

Appendix......................................................................50



General Information about AssetMark Funds
--------------------------------------------------------------------------------

AssetMark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Delaware business trust on January 2, 2001. The Declaration of Trust permits the Trust to offer separate series (the "Funds") of units of beneficial interest and separate classes. The Funds are the first of several series that may be formed by the Trust and each currently consists of a single class of shares of beneficial interest. The Funds are each non-diversified series and have their own investment objectives and policies. The Trust may establish additional series of the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares) with no par value. Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders.

Each share of each Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund, and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by, or under the direction of, the Trustees, in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Description of the Funds
--------------------------------------------------------------------------------

The AssetMark Large Cap Growth Fund (the "Large Cap Growth Fund"), AssetMark Large Cap Value Fund (the "Large Cap Value Fund"), AssetMark Small/Mid Cap Growth Fund (the "Small/Mid Cap Growth Fund"), AssetMark Small/Mid Cap Value Fund (the Small/Mid Cap Value Fund") and the AssetMark International Equity Fund (the "International Equity Fund") are each a non-diversified fund whose fundamental investment objective is capital appreciation over the long term. The AssetMark Real Estate Securities Fund (the "Real Estate Securities Fund") is a non-diversified fund whose fundamental investment objective is capital appreciation over the long term and current income is a secondary objective. The AssetMark Tax-Exempt Fixed Income Fund (the "Tax-Exempt Fixed Income Fund") is a non-diversified fund with a fundamental investment objective of current income exempt from federal income tax by investing at least 80% of its assets in municipal securities the income from which is exempt from federal income tax and not subject to the alternative minimum tax. The AssetMark Core Plus Fixed Income Fund (the "Core Plus Fixed Income Fund") is a non-diversified fund with a fundamental investment objective of providing current income consistent with a low volatility of principal. These fundamental objectives may not be changed without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the prospectus or hereafter are non-fundamental, which means that they may be changed by action of the Board of Trustees, without shareholder approval.

Investment Restrictions
--------------------------------------------------------------------------------

Unless otherwise noted, each of the Funds has adopted and is subject to substantially identical fundamental investment restrictions. These investment restrictions of the Funds may be changed only with the approval of the holders of a majority of a Fund's outstanding voting securities. As used in this SAI, "a majority of a Fund's outstanding voting securities" means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The percentage limitations referred to in these restrictions, apply only at the time of investment. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and a Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

1. No Fund will act as underwriter for securities of other issuers except as they may be deemed an underwriter in selling a portfolio security.

2. No Fund will make loans if, as a result, the amount of a Fund's assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its portfolio securities and (iv) loan money to other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

3. No Fund will purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities; and (ii) the Real Estate Securities Fund's investment in real estate securities. The Real Estate Securities Fund will invest at least 25% of its total assets in securities of companies in the real estate industry.

4. No Fund will borrow money in an amount exceeding the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, provided that (i) investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets or maintain a margin account to facilitate the settlement of securities transactions are not considered borrowings for the purposes of this limitation and (ii) each Fund may borrow money from other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

5. No Fund will issue senior securities to the Funds' presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Funds from (i) making any permitted borrowings, loans, mortgages, or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

6. No Fund will purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund's ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

Investment Policies and Associated Risks
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The following paragraphs provide a more detailed description of each Fund's investment policies and their associated risks identified in the Funds' Prospectus. Unless otherwise noted, these policies pertain to all of the Funds and are not fundamental and may be changed by the Board of Trustees of the Fund. Each Fund is permitted to hold securities and engage in various strategies as described hereafter, but none are obligated to do so, except as otherwise noted.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see "Debt Securities" below.

Debt Securities

The Funds may invest in debt securities, including those convertible into common stocks. Debt purchased by each Fund, except the Core Plus Fixed Income Fund, will consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and repay principal. Non-convertible debt obligations will be rated BBB or higher by Standard and Poor's ("S&P"), or Baa or higher by Moody's Investors Services ("Moody's") or determined to be of comparable quality by a Fund's Advisor or sub-advisor if the security is unrated. Convertible debt obligations will be rated A or higher by S&P or A or higher by Moody's or determined to be of comparable quality by a Fund's Advisor or sub-advisor if the security is unrated. Bonds in the lowest investment grade category (BBB by S&P or Baa by Moody's) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

The Core Plus Fixed Income Fund may invest in high yield debt securities or "junk bonds," which are securities rated BB or below by S&P or Ba or below by Moody's ("lower-rated securities"). Lower-rated securities are considered to be of poor standing and predominantly speculative and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that high yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected. See "Appendix" to this Statement of Additional Information for a description of debt security ratings.

The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent the opinions of those rating agencies as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor or respective sub-advisor will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix.

Election to Invest Fund Assets Pursuant to Master/Feeder Fund Structure

In lieu of investing directly, the Funds are authorized to seek to achieve their investment objective by converting to a Master/Feeder Fund Structure pursuant to which each Fund would invest all of its investable assets in a corresponding investment company having substantially the same investment objectives and policies as the Fund.

The Funds' methods of operation and shareholder services would not be materially affected by their investment in other investment companies ("Master Portfolios") having substantially the same investment objective and polices as the corresponding Funds, except that the assets of the Funds may be managed as part of a larger pool. If the Funds invested all of their assets in corresponding
Master Portfolios, they would hold only beneficial interests in the Master Portfolios; the Master Portfolios would directly invest in individual securities of other issuers. The Funds would otherwise continue their normal operation. The Board of Trustees would retain the right to withdraw any Fund's investment from its corresponding Master Portfolio at any time it determines that it would be in the best interest of shareholders; such Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

There is no immediate intention to convert the Funds to a Master/Feeder Fund Structure. The Board of Trustees has authorized this non-fundamental investment policy to facilitate such a conversion in the event that the Board of Trustees determines that such a conversion is in the best interest of the Funds' shareholders. If the Board of Trustees so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a Master/Feeder Fund Structure. Further, the Funds' Prospectus and Statement of Additional Information would be amended to reflect the implementation of the Funds' conversion and their shareholders would be notified.

Non-Diversification of Investments

Each Fund is non-diversified under the 1940 Act. This means that under the 1940 Act, there is no restriction as to how much a Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code ("Code"), the Funds intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, each Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of each Fund's total assets. In addition, each Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of each Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As non-diversified investment companies, the Funds may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

Sector Focus

The Large Cap Value Fund and the Small/Mid Cap Value Fund may, from time to time, invest a greater amount of their assets in certain market sectors such as financial services and basic industries than in other market sectors. The financial services sector may be adversely affected by changes in economic conditions and interest rates as well as legislative initiatives both of which my impact the profitability of companies in that sector. Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth. The Large Cap Growth Fund and the Small/Mid Cap Growth Fund may invest a greater amount of their assets in market sectors such as technology and health care than in other market sectors. Companies in the technology sector are subject to the risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty in obtaining financing for necessary research and development or expansion. Companies in the health care sector are subject to many of the same risks as those facing companies in the technology sector, and are also subject to risks related to legislative and regulatory action which may affect profitability of companies in that sector. The International Equity Fund may also invest a greater amount of its assets in certain market sectors, such as telecommunications, technology, consumer goods, financial services or basic industries, than in other market sectors. Besides the risks described above concerning investing in companies in the technology, financial services and basic industries sectors, to the extent that the International Equity Fund invests in companies in the telecommunications and consumer goods sectors, it will be subject to the risks associated with those market sectors. Companies in the telecommunications sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that changes in federal or state regulation relating to rates of return and services in the telecommunications sector could adversely affect the profitability of these companies. Companies in the consumer goods sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

Real Estate Industry Concentration

The Real Estate Securities Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of companies in the real estate industry. The concentration of the Real Estate Securities Fund's investments in the real estate industry will subject the Real Estate Securities Fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur which significantly affect the entire real estate industry and thus may subject the Real Estate Securities Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the Real Estate
Securities Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate value or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Real Estate Securities Fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.

Borrowings

Each Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. A Fund may borrow for such purposes an amount equal to 33 1/3% of the value of its total assets. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Leveraging, by means of borrowing, may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Securities Lending

Each of the Funds may lend its portfolio securities to unaffiliated broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured continuously by collateral marked-to-market daily and maintained in an amount at least equal in value to the current market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Temporary Investments," or any combination thereof. The aggregate market value of securities loaned by a Fund will not at any time exceed 33 1/3% of the total assets of the Fund. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed to be of good standing and when the income to be earned from the loan justifies the attendant risks.

When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Board of Trustees, with the assistance of the Advisor, sub-advisors and/or pricing services, will determine the value of such securities in good faith in accordance with the provisions of the 1940 Act. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund's ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

Foreign Equities

Each Fund's investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions. By investing the majority of its assets in investments that are tied economically to different countries throughout the world, the International Equity Fund will be more susceptible to the additional risks of foreign investing than the other Funds, and as a result the net asset value of the International Equity Fund may be more volatile, and the risks of loss greater, than for a domestic fund.

Each Fund may invest in foreign securities directly, or through American Depositary Receipts ("ADRs") or other forms of depositary receipts, such as Global Depositary Receipts ("GDRs"). Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in these types of securities, as well as securities of foreign issuers, involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors. The economies of foreign countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as that of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by a Fund, denominated in that currency. Such changes will also affect a Fund's investments in ADRs or GDRs.

Taxes. The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and that may ultimately be available for distribution to the Fund's shareholders.

Emerging Market Countries. The International Equity Fund may invest up to 20% of its assets in emerging market countries or developing countries as defined by World Bank International Financial Corporation or the Morgan Stanley Capital International (MSCI) Index. Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect the private sector companies in which the International Equity Fund invests. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Foreign Currency Transactions. Although each Fund values its assets daily in U.S. dollars, they are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. A Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited. A Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies. None of the Funds currently expects to hedge its foreign currency exposure under normal market conditions.

Although the Funds currently do not have any intention of routinely entering into forward currency contracts, each Fund may do so, either directly or, in the case of the Core Plus Fixed Income Fund, through the underlying mutual funds in which it invests. Except where segregated accounts are not required under the 1940 Act, when a Fund enters into a forward contract or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into segregated accounts of such Fund in an amount equal to the value of that Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the appropriate account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts.

Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency it may sell a forward currency contract to lock in the $US equivalent of the anticipated sales proceeds).

A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Advisor or the respective sub-advisor believes will have a positive correlation to the values of the currency being hedged. In addition, although not currently anticipated, each Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Advisor or sub-advisor believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counter-party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counter-party to do so would result in the loss of any expected benefit of the transaction.

As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counter-party. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counter-party, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Small Cap/Mid Cap Volatility

Many of the companies in which the Small/Mid Cap Value Fund, Small/Mid Cap Growth Fund and Real Estate Securities Fund may invest will include those that have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.

Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions and the fewer market makers and wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Smaller company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that a Fund that invests primarily in small and mid cap issuers will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

Municipal Securities
The Tax-Exempt Fixed Income Fund invests primarily in municipal securities and the Core Plus Fixed Income Fund may invest in underlying funds that invest in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities").

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on, and principal of, revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of, or charge against, the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds. The Tax-Exempt Fixed Income Fund may invest in, but is not limited to, the following types of Municipal Securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality's pledge of taxation.

The Tax-Exempt Fixed Income Fund is not required to sell a Municipal Security if the security's rating is reduced below the required minimum subsequent to the Fund's purchase of the security, However, it will consider this event in the determination of whether the Fund should continue to hold the security in its portfolio. If ratings made by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's "S&P", or Fitch Investors Service, Inc. ("Fitch"), change because of changes in those organizations or in their rating systems, the Tax-Exempt Fixed Income Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

Under normal circumstances, the Tax-Exempt Fixed Income Fund will invest its assets in intermediate to long-term municipal securities. The Fund will seek to invest in Municipal Securities of such maturities as the Advisor or sub-advisor believes will produce current income consistent with prudent investment. The Fund will also consider current market conditions and the cost of the insurance obtainable on such securities.

Participation Interests. The financial institutions from which the Tax-Exempt Fixed Income Fund purchases participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Tax-Exempt Fixed Income Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by the Tax-Exempt Fixed Income Fund. By purchasing participation interests, the Tax-Exempt Fixed Income Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, the Advisor or sub-advisor will consider the following quality factors: a high-quality underlying municipal security (of which the Fund takes possession); a high-quality issuer of the participation interest; or a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Municipal Leases. The Tax-Exempt Fixed Income Fund may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Municipal charters or the nature of the appropriation for the lease may limit lease obligations. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

Municipal leases may be considered illiquid so the Advisor or sub-advisor must carefully examine the liquidity of the lease before investing. The Advisor or sub-advisor considers: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property if the lease was terminated; the lessee's general credit strength; the possibility that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations; and any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

Credit Enhancement. Some of the investments of the Tax-Exempt Fixed Income Fund may be credit enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to the Tax-Exempt Fixed Income Fund and affect its share prices. The Tax-Exempt Fixed Income Fund may invest in securities credit-enhanced by banks, and thus the value of those credit enhancements will be affected by developments affecting the economic health and viability of banks. The Tax-Exempt Fixed Income Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the issuer.

Variable Rate or Floating Rate Municipal Securities. The Tax-Exempt Fixed Income Fund may purchase some municipal securities with variable or floating interest rates. Variable or floating interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e., every 30 days) and floating interest rates are adjusted whenever a benchmark rate changes. Many variable or floating rate municipal securities are subject to payment of principal on demand by the Fund, usually in not more than seven days. If a variable or floating rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor or sub-advisor believes the security cannot be sold within seven days, the Advisor or sub-advisor may consider the security to be illiquid. However, the Fund's investment limitations provide that it will not invest more than 15% of its net assets in illiquid securities. All variable or floating rate municipal securities will meet the quality standards for the Fund. The Advisor has been instructed by the Trustees to monitor the pricing quality and liquidity of the variable and floating rate municipal securities, including participation interests held by the Fund, on the basis of published financial information and reports of NRSROs and other analytical services.

Variable and floating interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate municipal securities than for fixed income obligations. Many municipal securities with variable or floating interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable or floating rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Auction Rate Securities. The Tax-Exempt Fixed Income Fund may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Industrial Development Bonds. The Tax-Exempt Fixed Income Fund may invest in industrial development bonds, which is a type of municipal security. Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities. Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the corporations to locate within their communities. Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds. The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities. These bonds will be considered municipal securities eligible for purchase by the Fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Trust and/or the Advisor, is exempt from federal income tax. The Fund may invest in industrial development bonds (including pollution control revenue bonds) as long as they are not from the same facility or similar types of facilities or projects.

Municipal Securities Risks. The value of the Tax-Exempt Fixed Income Fund's shares will fluctuate. The amount of this fluctuation is dependent upon the quality and maturity of the municipal securities in the Fund's portfolio, as well as on market conditions. Municipal securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost. (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

Further, any adverse economic conditions or developments affecting the states or municipalities could impact the Fund's portfolio. Investing in municipal securities that meet the Fund's quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

Municipal Bond Insurance. The Tax-Exempt Fixed Income Fund may purchase municipal securities covered by insurance. The insurance guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either: covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance"), or insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (the "Policies").

The Fund will require or obtain municipal bond insurance when purchasing municipal securities that would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Advisor, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities. The Advisor anticipates that the Fund may have investments in insured municipal securities.

Issuer-Obtained Insurance Policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale. The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio, but also until their final maturity even if they are sold out of the Fund's portfolio. This allows the securities to have coverage that benefits all subsequent holders of those municipal securities. The Fund will obtain insurance covering municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Advisor or sub-advisor, the Fund would receive net proceeds from the sale of those securities. Net proceeds are calculated after deducting the cost of the permanent insurance and related fees. Also, the proceeds received must be significantly more than the proceeds the Fund would have received if the municipal securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

The Fund pays the premiums for the Policies and, as a result, the yield on the Fund's portfolio is reduced. Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. Depending upon the characteristics of the municipal security held by the Fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the municipal securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

The Fund may purchase Policies from Municipal Bond Investors Assurance Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("Financial Guaranty"), Financial Security Assurance ("FSA") or any other municipal bond insurer which is rated in the highest rating category by an NRSRO. Under each Policy, the insurer is obligated to provide insurance payments pursuant to valid claims. The claims must be equal to the payment of principal and interest on those municipal securities the Policy insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred. The insurance feature is intended to reduce financial risk, but the cost of the insurance and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the Fund.

MBIA, AMBAC, Financial Guaranty and FSA will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio. Also neither, MBIA, AMBAC, Financial Guaranty or FSA may cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, Financial Guaranty and FSA will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Trustees will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved. Additionally, the Board of Trustees reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, Financial Guaranty or FSA if such carriers are rated in the highest rating category by an NRSRO.

Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments become due. In the event of any acceleration of the due date of the principal, the guaranteed payments will be made in such amounts and at such times as payments of principal would have been due had there been no acceleration. Reasons for possible acceleration are mandatory or optional redemption (other than acceleration by reason of mandatory sinking Fund payments), default or otherwise. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond holders or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small-issue industrial development municipal bonds and pollution-control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer. The insurers do this if there are any changes in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments required to be made by or on behalf of the issuer pursuant to the terms of the municipal securities. A "when-issued" municipal security will be covered under the Policies upon the settlement date of the original issue of such "when-issued" municipal security. In determining whether to insure municipal securities held by the Fund, each municipal bond insurer will apply its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities.

Each of the municipal bond insurance companies has established reserves to cover estimated losses on defaulted municipal bonds. However, a higher than expected default rate on municipal bonds that a company insures could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured municipal bonds, such as the Tax-Exempt Fixed Income Fund.

Zero-Coupon and Delayed Interest Securities

The Tax-Exempt Fixed Income Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Tax-Exempt Fixed Income Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Tax-Exempt Fixed Income Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Tax-Exempt Fixed Income Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Derivatives

Although each Fund, other than the International Equity Fund, currently has no intention to invest in derivative securities, each Fund may do so, either directly or, in the case of the Core Plus Fixed Income Fund, through the underlying mutual funds in which it invests. Derivative securities include call and put options, futures, and forward contracts and may be used by a Fund for hedging purposes as well as direct investment. For example, each Fund may invest in stock index futures to hedge the value of its portfolio against changes in market conditions.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes.

All of the Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter. In addition, the International Equity Fund may invest in options that are listed on recognized foreign exchanges. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. Over-the-counter options are generally considered illiquid by the SEC. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Call Options. A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the obligation to sell the security to the holder of the call option at the exercise price during the exercise period. The Funds may both purchase and write call options.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

Purchasing Call Options. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. Instead of exercising the option and purchasing the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features. The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option. The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less then the premium paid by the Fund. A Fund may purchase call options on securities that it intends to buy in order to limit the risk of a substantial change in the market price of the security. A Fund may also purchase call options on securities held in its portfolio and on which it has written call options.

Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Writing Call Options. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period.

Generally, a Fund will only write "covered call options." A call option is "covered" when the Fund either holds the security subject to the option or an option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.

The Fund may on occasion write a call option that is not "covered" according to the description provided above, however, the Fund will maintain sufficient collateral in a segregated account to avoid such options violating the SEC's prohibition on issuing senior securities. In order to meet the SEC's requirements, the Fund must maintain in a segregated account with its custodian, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable collateral permitted by the SEC having a value equal to the fluctuating market value of the securities subject to the options.

As the writer of a call option, in return for the premium, the Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline. If a call option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium. However, any gain may be offset by a decline in the market value of the security during the exercise period. If the option is exercised, the Fund will experience a profit or loss from the sale of the underlying security. The Fund may have no control over when the underlying securities must be sold because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may chose to terminate its obligation as the writer of a call option by entering into a "closing purchase transaction." A closing purchase transaction allows a Fund to terminate its obligation to sell a security subject to a call option by allowing the Fund to cancel its position under a previously written call option through an offsetting purchase during the exercise period of an option having the same features. A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a call option permits a Fund to write another call option on the underlying security with a different exercise price, exercise date or both. If a Fund wants to sell a portfolio security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Put Options. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. The Funds may both purchase and write put options.

Purchasing Put Options. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. Instead of exercising the option and selling the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

A Fund may purchase put options on it portfolio securities for defensive purposes ("protective puts"). A Fund may purchase a protective put for a security it holds in its portfolio to protect against a possible decline in the value of the security subject to the put option. A Fund may also purchase a protective put for a security in its portfolio to protect the unrealized appreciation of the security without having to sell the security. By purchasing a put option, a Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.

A Fund may also purchase put options for securities it is not currently holding in its portfolio. A Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period. A Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.

Writing Put Options. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

A Fund will only write put options on a covered basis. For a put option to be considered covered, the Fund must either (1) maintain cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover permitted by the SEC having a value of not less than the exercise price of the option; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option. The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.

If a put option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time. The Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may chose to terminate its obligation as the writer of a put option by entering into a "closing purchase transaction." A closing purchase transaction allows a Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features. A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that a Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a put option permits the Fund to write another put option.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.

A Fund may write put options in situations when the Advisor or the Fund's sub-advisor wants to buy the underlying security for the Fund's portfolio at a price lower than the current market price of the security. To effect this strategy, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay. Since the Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk of this strategy is that the market price of the underlying security would decline below the exercise less the premiums received.

Over-The-Counter ("OTC") Options. The Funds may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. A Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Fund will treat OTC options and "cover" assets as illiquid securities for the purposes of the Funds' limitation on illiquid securities.

Options on Stock Indices. The Funds may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock. When a Fund writes an option on a stock index, the Fund will establish a segregated account containing cash, U.S. government securities, other high grade debt obligations or other suitable collateral stock with its custodian bank in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or it will otherwise cover the transaction.

Risks of Options. A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on securities and securities indices depends on the degree to which price movements in the underlying indices or securities correlate with price movements in the relevant portion of the Fund's portfolio. Because such securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by a Fund of options on securities and securities indices will be subject to the Advisor or the sub-advisor's ability to correctly predict movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options and options on securities may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Thus, it may not be possible to close such an option. The inability to close an option position could also have an adverse impact on a Fund's ability to effectively hedge its securities.

Special Risks of Options on Indices. The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's or sub-advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Futures Contracts. Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin." Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. Each Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of a Fund's net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Futures. Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund's investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund's investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's investment securities may differ substantially from the changes anticipated by a Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than such Fund's initial investment in such a contract.

Successful use of futures contracts depends upon the Advisor's or sub-advisor's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the Advisor's or sub-advisor's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund's strategies for hedging its securities.

Futures purchased or sold by the International Equity Fund (and related options) will normally be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the International Equity Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Other Investment Companies

Each Fund, except the Core Plus Fixed Income Fund, currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund as a whole. The Core Plus Fixed Income Fund is currently a "fund of funds" and is not subject to the above restrictions except that it is prohibited from acquiring shares of another mutual fund if, immediately after such acquisition, it and/or its affiliated persons would hold more than 3% of such mutual fund's total outstanding stock. This prohibition may prevent the Core Plus Fixed Income Fund from allocating its investment in the manner the Advisor considers optimal. The Core Plus Fixed Income Fund's investment strategy of indirect investment through other investment companies is non-fundamental and may therefore be changed, without shareholder approval, to a strategy of direct investment, using the multi-manager approach, as a means to achieve its investment objective.

In addition, each of the Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund's shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

When-Issued Purchases, Delayed Delivery and Forward Commitments

Each Fund may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. A Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, a Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, a Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the delivery of the securities takes place.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

When a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Short Sales

Although not currently part of any of the Fund's investment strategies, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities. A Fund must borrow the security to deliver it to the buyer. A Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue on the security during the loan period. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Advisor anticipates that the frequency of short sales will vary substantially under different market conditions and each Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, each Fund also has the ability to make short sales "against the box," a transaction in which a Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time a Fund delivers the security to close the short position. A Fund receives the net proceeds from the short sale.

Real Estate Investment Trusts (REITs)

The Real Estate Securities Fund and the Large Cap Value Fund may invest their assets in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder of a Fund, by investing in REITs indirectly through the Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REITs failure to maintain exemption from registration under the 1940 Act.

Mortgage-Backed Securities

The Core Plus Fixed Income Fund may, through the underlying investment companies in which it invests, purchase mortgage-backed securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Core Plus Fixed Income Fund may also, via the underlying investment companies in which it invests, purchase debt securities which are secured with collateral consisting of mortgage-backed securities ("Collateralized Mortgage Obligations") and in other types of mortgage-related securities. Mortgage-backed securities may be issued or guaranteed by U.S. government entities, such as the Government National Mortgage Association ("GNMA") or by private lenders.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the GNMA is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right of mortgagors may limit the increase in net asset value of the fund because the value of the mortgage-backed securities held by the fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof are generally considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the investment adviser determines that the securities meet the fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, the Federal Home Loan Mortgage Company, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. The investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Fund A, B and C Bonds all bear current interest. Interest on the Fund Z Bond is accrued and added to principal and a like amount is paid as principal on the Fund A, B, or C Bond currently being paid off. When the Fund A, B and C Bonds are paid in full, interest and principal on the Fund Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Funds will not invest in subordinated privately-issued CMOs. For federal income tax purposes, a Fund will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

Asset-Backed Securities

The Core Plus Fixed Income Fund may, through the underlying investment companies in which it invests, purchase debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments based on the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Warrants

Each of the Funds have the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund's net assets will be invested in warrants. This 5% limit includes warrants that are not listed on any stock exchange. Warrants acquired by the International Equity Fund in units or attached to securities are not subject to these limits.

Stripped Securities

Each Fund has the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Temporary Investments
--------------------------------------------------------------------------------

Under normal market conditions, each Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with such Fund's investment objectives are not immediately available. Under theses circumstances, each Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets. Cash equivalents include investments such as U.S. government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. A Fund may also have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable. In addition, a Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor or sub-advisor believes changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although each of the Funds, except the Tax-Exempt Fixed Income Fund, may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor and/or sub-advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of such Fund's total assets at the time of purchase. Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody's or similar rating by another nationally recognized rating agency. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or sub-advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

Repurchase and Reverse Repurchase Agreements. Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to a Fund's custodian securities with an initial market value of at least 100% of the dollar amount invested by a Fund in each repurchase agreement. The Advisor or sub-advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities. A Fund will enter into repurchase  agreements  only  with  parties  who meet  certain  creditworthiness standards, i.e., banks or broker-dealers that the Advisor or sub-advisor has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

A Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, a Fund does not treat these arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

The use of repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

U.S. Government Obligations. The Funds may each invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also each invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Management of the Funds
--------------------------------------------------------------------------------
Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees of the Trust (the "Board"). The Board consists of five individuals, three of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act (the "Independent Trustees"). The Trustees are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds. The Trustees of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.


--------------------------------------- ------ --------------------- ---------------------------------------
Name and Address                         Age      Position with              Principal Occupations
                                                    the Trust              During the Past Five Years
--------------------------------------- ------ --------------------- ---------------------------------------
*Ronald Cordes                           41    President,            Principal, AssetMark Investment
AssetMark Investment Services, Inc.            Chairperson, Trustee  Services, Inc., 1994 to present;
2300 Contra Costa Boulevard, Suite 425                               President, AssetMark Capital
Pleasant Hill, CA 94523-3967                                         Corporation, 1994 to present.
--------------------------------------- ------ --------------------- ---------------------------------------
*Richard Steiny                          44    Trustee               Principal, AssetMark Investment
AssetMark Investment Services, Inc.                                  Services, Inc., 1994 to present;
411 Borel Avenue, Suite 501                                          Secretary, AssetMark Capital
San Mateo, CA 94402                                                  Corporation, 1994 to present.
--------------------------------------- ------ --------------------- ---------------------------------------
William J. Klipp                         46    Independent Trustee   Retired; President and Chief
c/o AssetMark Investment Services, Inc.                              Operating Officer, Schwab Investment
2300 Contra Costa Boulevard, Suite 425                               Management, Inc. and Executive Vice
Pleasant Hill, CA 94523-3967                                         President, Schwab Funds  from 1993-
                                                                     1999.
--------------------------------------- ------ --------------------- ---------------------------------------
Leonard Rossen                           69    Independent Trustee   President, Len Rossen Consulting (a
c/o AssetMark Investment Services, Inc.                              legal consulting firm), 1999 to
2300 Contra Costa Boulevard, Suite 425                               present; Corporate Counsel, Franklin
Pleasant Hill, CA 94523-3967                                         Templeton Mutual Funds and
                                                                     Distributors, Inc., 1996-1999;
                                                                     Regional Counsel and Vice President,
                                                                     Equitable Life Insurance Society,
                                                                     1987-1996.  Prior to that, Len served
                                                                     in varous key positions for the
                                                                     Securities and Exchange Commission
                                                                     for 15 years.
--------------------------------------- ------ --------------------- ---------------------------------------
R. Thomas DeBerry                        60    Independent Trustee   President, DeBerry Consulting (a
c/o AssetMark Investment Services, Inc.                              securities consulting firm), 1988 to
2300 Contra Costa Boulevard, Suite 425                               present; Director, Investment Manager
Pleasant Hill, CA 94523-3967                                         Services Division of Resources Trust
                                                                     Company, 1998 to 2000. From 1986
                                                                     through 1988, Tom served as
                                                                     President of Kemper Clearing Corp.
--------------------------------------- ------ --------------------- ---------------------------------------
John Whittaker                           31    Vice President        Vice President and Chief Operating
AssetMark Investment Services, Inc.                                  Officer, AssetMark Investment
2300 Contra Costa Boulevard, Suite 425                               Services, 2000 to present; Director
Pleasant Hill, CA 94523-3967                                         of Operations, AssetMark Investment
                                                                     Services, Inc., 1997 to 2000;
                                                                     Regional Consultant, AssetMark
                                                                     Investment Services, Inc., 1994 to
                                                                     1997.
--------------------------------------- ------ --------------------- ---------------------------------------
Carrie E. Hansen                         30    Treasurer             Director of Operations, AssetMark
2300 Contra Costa Boulevard, Suite 425                               Investment Services, Inc., 2000 to
Pleasant Hill, CA 94523-3967                                         present; Director of Operations,
                                                                     Barclays Global Investors, 1998
                                                                     to 2000; Principal, Domestic
                                                                     Fund Accounting, Barclays Global
                                                                     Investors, 1997-1998, Manager,
                                                                     Coopers & Lybrand, 1996 to 1997.
--------------------------------------- ------ --------------------- ---------------------------------------
Teresa Escano                            39    Secretary             Director of Advisor Services Group,
2300 Contra Costa Boulevard, Suite 425                               AssetMark Investment Services, Inc.,
Pleasant Hill, CA 94523-3967                                         2000 to present; Manager of Advisor
                                                                     Services Group, 1997 to 2000;
                                                                     Portfolio Manager Administrator for
                                                                     The Headlands Group, Inc. (an
                                                                     investment adviser), 1992 to 1997.
--------------------------------------- ------ --------------------- ---------------------------------------


* "Interested persons" as defined in the 1940 Act.

Compensation

For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $5,000 per year and $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their service as Trustees. These compensation amounts will remain in place until the assets of the Trust reaches $500 million. At such time, the independent trustees will receive retainer fees of $10,000 per year and $2,500 per Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The members of the Trust's Board of Trustees are expected to receive the following compensation for the upcoming year:

                                                                                               Total
                                 Aggregate       Pension or Retirement Estimated Annual   Compensation from
  Name of Person/Position  Compensation From the  Benefits Accrued as    Benefits Upon      Trust Paid to
                                   Trust(1)      Part of Fund Expenses    Retirement           Trustees
-------------------------- --------------------- --------------------- ------------------ -------------------
Ronald D. Cordes,                   None                  None               None                None
President, Chairperson,
Trustee
-------------------------- --------------------- --------------------- ------------------ -------------------
Richard Steiny,                     None                  None               None                None
Trustee
-------------------------- --------------------- --------------------- ------------------ -------------------
William J. Klipp,                  $9,000                 None               None               $9,000
Independent Trustee
-------------------------- --------------------- --------------------- ------------------ -------------------
Leonard Rossen,                    $9,000                 None               None               $9,000
Independent Trustee
-------------------------- --------------------- --------------------- ------------------ -------------------
R. Thomas DeBerry,                 $9,000                 None               None               $9,000
Independent Trustee


----------------------------

1 These represent estimates for the current fiscal year ending March 31, 2002.

Control Persons, Principal Holders of Securities and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. As of May 4, 2001, for organizational purposes, AssetMark Investment Services, Inc., the Funds' investment advisor, owned of record 100% of the outstanding shares of the Tax-Exempt Fixed Income Fund. Accordingly, as of May 4, 2001, AssetMark Investment Services, Inc. owned a controlling interest in each of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

Management Ownership

As of May 4, 2001, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.

Investment Advisor and Sub-Advisors
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AssetMark Investment Services, Inc. (the "Advisor"), a California corporation, serves as the investment adviser to the Funds. The Advisor is registered as an investment adviser with the SEC. The Advisor provides investment consulting and administrative services to financial intermediaries, and currently administers in excess of $1.5 billion in assets, including mutual funds and privately managed accounts.

The Board of the Trustees of the Trust, on behalf of the Funds, approved an investment advisory agreement (the "Agreement") with the Advisor for an initial one-year period. After the first year, this Agreement may continue on a year-to-year basis provided that specific approval is voted at least annually by the Board of Trustees of the Trust or by the vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, it must also be approved by a majority of the Independent Trustees of Trust who are not parties to the Agreement at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds. The Advisor's investment decisions are made subject to the direction and supervision of the Board of Trustees.

Unlike the other Funds, the Core Plus Fixed Income Fund is currently structured as a "fund of funds" and is not managed by sub-advisors. The Core Plus Fixed Income Fund may, however, change its investment strategy to one of direct investment. In this situation, the Advisor would retain one or more sub-advisors to manage all or a portion of the Core Plus Fixed Income Fund's assets.


With respect to each of the Funds other than the Core Plus Fixed Income Fund, the Advisor oversees the investment advisory services provided to the Funds and manages the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements with the Advisor, and under the supervision of the Advisor and the Board of Trustees, a number of sub-advisors are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisors are selected for the Funds with the research assistance of CRA RogersCasey, Inc. ("CRA"), consultant to the Advisor, who evaluates quantitatively and qualitatively a sub-advisor's skills and investment results in managing assets for specific asset classes, investment styles and strategies. The Advisor is responsible for the payment of all fees to CRA.

Subject to Board review and with the research assistance of CRA, the Advisor allocates and, when appropriate, reallocates the Funds' assets among sub-advisors, monitors and evaluates sub-advisor performance, and oversees sub-advisor compliance with the Funds' investment objectives, policies and restrictions. The Advisor has ultimate responsibility for the investment performance of the Funds pursuant to its responsibility to oversee the sub-advisors and recommend their hiring and/or replacement. For its advisory services, the Advisor is entitled to a fee, calculated daily and paid monthly, at an annual fee from each Fund according to the following table:


                                               Advisory Fee (as a percentage of
                                               ---------------------------------
     Fund:                                     average daily net assets):
     -----                                     --------------------------
     Large Cap Growth Fund                                   0.95%
     Large Cap Value Fund                                    0.95%
     Small/Mid Cap Growth Fund                               0.95%
     Small/Mid Cap Value Fund                                1.00%
     International Equity Fund                               0.95%
     Real Estate Securities Fund                             0.95%
     Tax-Exempt Fixed Income Fund                            0.80%
     Core Plus Fixed Income Fund                             0.75%


The Advisor pays the sub-advisors a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by each sub-advisor. Based upon the aggregate fees paid to the sub-advisors of each Fund as of March 31, 2002, the Advisor estimates that for the current fiscal year the aggregate annual fees it will pay to the sub-advisors for each Fund, as a percentage of such Fund's average daily net assets, will be as follows:

                                            Aggregate Sub-Advisory Fee
                   Fund           (as a percentage of average daily net assets):
                   ----           ---------------------------------------------

Large Cap Growth Fund                                  0.47%
Large Cap Value Fund                                   0.45%
Small/Mid Cap Growth Fund                              0.48%
Small/Mid Cap Value Fund                               0.55%
International Equity Fund                              0.48%
Real Estate Securities Fund                            0.40%
Tax-Exempt Fixed Income Fund                           0.35%


The Agreement and certain of the sub-advisory agreements provide that the Advisor or any sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. In addition, certain of the sub-advisory agreements provide that the sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of the Agreement and each sub-advisory agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Fund or by the Board, and (ii) by the vote of a majority of the Independent Trustees who are not parties to such Agreement or sub-advisory agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement or a sub-advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days nor more than 60 days written notice to the Advisor (or sub-advisor) or by the Advisor (or sub-advisor) on 90 days written notice to the Trust.

The Sub-Advisors

Brandes Investment Partners, L.P. ("Brandes"), sub-advisor of the Large Cap Value Fund, is an independent investment advisory firm that was founded in 1974 as a sole proprietorship. The organizational structure was changed to a California corporation in August 1985, and to a California limited partnership in May 1996. Brandes first registered with the SEC in 1975 and currently has approximately $50.9 billion in assets under management.

Deutsche Asset Management, Inc. ("DAMI"), sub-advisor of the Large Cap Value Fund, is a Delaware corporation founded in December 1985. DAMI is affiliated with Deutsche Bank, which was founded in 1870. DAMI is registered as an investment adviser with the SEC and currently manages approximately $18 billion in assets.


TCW Investment Management Company ("TIMCO"), sub-advisor of the Large Cap Growth Fund and Small/Mid Cap Growth Fund, is a member of The TCW Group, Inc., a group of affiliated financial companies founded in 1971 and providing a broad range of international and U.S. equity and fixed income investment products and services. TIMCO is an indirect subsidiary of Societe Generale S.A. TIMCO is a registered as an investment adviser with the SEC and currently manages approximately $80 billion in assets.

Effective May 16, 2002, the Board of Trustees appointed Atlanta Capital Management Company, LLC ("Atlanta"), to replace Provident Investment Counsel, Inc. ("Provident"), as a sub-advisor to the AssetMark Large Cap Growth Fund ("Large Cap Growth Fund"). Provident had served as sub-advisor to the Large Cap Growth Fund since the Fund's inception. Atlanta is an independent subsidiary of Eaton Vance Acquisitions, which is a wholly-owned subsidiary of Eaton Vance Corp. Atlanta Capital Management is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $7 billion in assets under management. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth. Atlanta is registered as an investment adviser with the SEC.


Cramer Rosenthal McGlynn, LLC ("CRM"), sub-advisor of the Small/Mid Cap Value Fund, is a Delaware limited liability company and through its predecessor, Cramer Rosenthal McGlynn, Inc., was founded in 1973. CRM offers separate account management for small/mid cap value equity, small cap value equity, mid cap value equity, and balanced portfolio management for both tax-exempt and taxable clients. CRM currently manages a variety of institutional portfolios for corporate pension funds, endowments and foundations, as well as private accounts for individuals, family trusts and estates. CRM has been registered with the SEC as an investment advisor since 1976.

Ariel Capital Management, Inc. ("Ariel"), sub-advisor of the Small/Mid Cap Value Fund, is a subchapter S corporation specializing in undervalued small- and medium-sized companies. Ariel is a registered investment advisor with approximately $5.5 billion in assets under management for individual as well as institutional clients.

William Blair & Co., LLC ("William Blair"), sub-advisor of the Small/Mid Cap Growth Fund, is a limited liability company providing a wide variety of investment banking, brokerage and related services, as well as providing investment management services to client discretionary accounts. William Blair is registered with the SEC as an investment advisor and has approximately $13.0 billion in assets under management.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co., LLC (Lazard Freres) is a sub-advisor of the International Equity Fund. Lazard provides a wide variety of investment banking, brokerage and related services. Lazard Freres and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $69.4 billion as of March 31, 2001. Lazard Asset Management is an SEC-registered investment advisor.

Lombard Odier International Portfolio Management Limited ("Lombard"), sub-advisor of the International Equity Fund, is one of the SEC-registered entities within the Lombard Odier Group responsible for managing North American clients. Lombard began managing institutional assets on a discretionary basis on April 16, 1979. The Lombard Odier Group manages institutional assets totaling over $25 billion.

Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen"), sub-advisor of the Real Estate Securities Fund, is a limited liability company and an affiliate of Lend Lease Real Estate Investments, Inc. Lend Lease Rosen is an SEC-registered investment advisor and provides investment management services to client discretionary accounts with assets totaling approximately $1.4 billion.

Weiss Peck & Greer, L.L.C. ("Weiss Peck"), sub-advisor on the Tax-Exempt Fixed Income Fund, is a limited liability company formed as an SEC-registered investment advisor in 1970 to manage individual accounts, and currently also provides mutual fund and institutional account management. In 1988, Weiss Peck was purchased by Robeco Group, a leading European asset management company, for which Weiss Peck currently serves as the primary United States affiliate. The Robeco Group is owned by Rabobank Group, the only commercial bank in the world rated triple-A by all four of the major rating agencies. Weiss Peck manages approximately $18.2 billion in assets.

Distribution and Shareholder Servicing
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Distributor

AssetMark Capital Corporation (the "Distributor"), an affiliate of the Advisor, 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California, 94523-3967 is the distributor for the shares of the Funds pursuant to a Distribution Agreement (the "Distribution Agreement"), between the Trust on behalf of the Funds, and the Distributor dated May 11, 2001. The Distribution Agreement was approved by the Board, on March 29, 2001. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds' shares.

Distribution Plan

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board. The Plan authorizes payments by the Funds in connection with the distribution of Fund shares at an annual rate of 0.25% of each of the Fund's average daily net asset value ("NAV"). Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of a Fund, as determined by the Board, and for the purpose of providing certain services to existing shareholders. Such activities typically include: advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of the Distributor associated with the sale of shares of the Funds including equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund may finance without the Plan, that Fund may also make payments to finance such activity outside of the Plan, and is not subject to its limitations. Payments under the Plan are based upon a percentage of average daily net assets attributable to the Funds regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the
Distributor may realize a profit in a particular year as a result of these payments. The Plan increases each Fund's expenses from what they would otherwise be. A Fund may engage in joint distribution activities with other AssetMark Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on each Fund's net assets.

Rule 12b-1 requires that (i) the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made; (ii) the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

With the exception of the Adviser, in its capacity as the Funds' investment adviser, no "interested person" of the Funds, as defined in the 1940 Act, and no Independent Trustee of the Trust has or had a direct or indirect financial interest in the Plan or any related agreement.

Shareholder Servicing Agents

Each Fund may enter into agreements with certain organizations that provide various services to Fund shareholders. Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from a Fund at an annual rate of up to 0.10% of the average daily NAV of the shares covered by their respective agreements for shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.

Service Providers
--------------------------------------------------------------------------------

The Trust entered into a number of agreements whereby certain parties will provide various services to the Funds.


U.S. Bancorp Fund Services, LLC ("USBFS") will provide accounting and administrative services and shareholder servicing to the Funds as transfer agent and dividend disbursing agent. USBFS's address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202. The services to be provided under the Transfer Agent Servicing Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Funds, day-to-day administration of matters related to the existence of the Trust under state law (other than rendering investment advice), maintenance of its records, preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for "Blue Sky" purposes and assistance in the preparation of the Funds' registration statement under federal and state securities laws.

U.S. Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Funds (the "Custodian") pursuant to a custody agreement between the Custodian and the Trust dated as of May 11, 2001 ("Custody Agreement"), whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian's address is 425 Walnut Street, Cincinnati, Ohio 45202.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust, USBFS also performs certain administrative, accounting and tax reporting functions for the Funds, including preparation and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the Annual and Semi-Annual Reports to the SEC and current investors, monitoring the Funds' expense accruals, performing securities valuations and, from time to time, monitoring the Funds' compliance with their investment objectives and restrictions.


Codes of Ethics
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The Trust, the Advisor, the Distributor and the sub-advisors have adopted Codes of Ethics that govern the conduct of employees of the Trust, Advisor, Distributor and sub-advisors who may have access to information about the Funds' securities transactions. The Codes recognize that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Advisor or a sub-advisor for a Fund or other clients of the Advisor or sub-advisor; annual and quarterly reporting of personal securities holdings; and limitations and/or pre-clearance requirements on personal trading of initial public offerings. Violations of the Codes are subject to review by the Trustees and could result in severe penalties.

Valuation of Shares
--------------------------------------------------------------------------------

Shares of each Fund are sold on a continuous basis at the net asset value ("NAV") per share next computed following acceptance of an order by the Fund. Each Fund's NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern
Time) on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities listed on a national or foreign securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the NYSE is open for business ("Business Day")) or, if there is no such reported sale, at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked price.

Information about the market value of each portfolio security may be obtained by the Advisor from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Other fixed-income securities that have a maturity of greater than 60 days are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which approximates market value and involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield that would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees.

Purchase and Redemption of Shares
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The purchase and redemption price of shares is the NAV next calculated after receipt of an order in proper form. As described in the Funds' prospectus, financial institutions and intermediaries may purchase or redeem Fund shares on any day that the NYSE is open for business by placing orders with the Funds' Transfer Agent (or their authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

Purchases and redemptions of Fund shares may be made on any day the NYSE is open for business. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Distributor, and/or the Custodian are not open for business.

Portfolio Transactions
--------------------------------------------------------------------------------

Assets of a Fund are invested by the Advisor and the sub-advisor(s) in a manner consistent with the Fund's investment objectives, strategies, policies and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, the Advisor and sub-advisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund. When placing orders, the Advisor and sub-advisors will seek to obtain the best net results taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved.

Consistent with their duty to obtain best execution, the Funds' Advisor and sub-advisors may allocate brokerage or principal business to certain broker-dealers in recognition of the sale of shares of a Fund. The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities, nor will the Funds purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

For securities traded in the over-the-counter markets, the Advisor or sub-advisor(s) deals directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere. The Advisor or sub-advisor(s) negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Advisor or sub-advisor(s) generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Advisor or sub-advisor(s). Such research or services include advice, both orally and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among sub-advisors and the suitability of sub-advisors. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or sub-advisor, the Advisor or sub-advisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Advisor or a sub-advisor effects securities transactions for a Fund may be used by the Advisor or sub-advisor in servicing all of its accounts. In addition, the Advisor or sub-advisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The Trust may also enter into arrangements, commonly referred to as "brokerage/service arrangements" with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Funds in exchange for fund brokerage. Under a typical brokerage/service arrangement, a broker agrees to pay a portion a Fund's custodian, administrative or transfer agency fees, etc., and, in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker. The sub-advisor, on behalf of the Trust, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The same security may be suitable for a Fund, another portfolio series of the Trust or other private accounts managed by the Advisor or sub-advisor. If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

Taxes
--------------------------------------------------------------------------------

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund.

Distributions of net investment income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of capital gain

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions

Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis in shares of a Fund is taxable as a capital gain.

Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

Information on the amount and tax character of distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

Election to be taxed as a regulated investment company

Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements

To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different AssetMark Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

Redemptions at a loss within six months of purchase

Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Wash sales

All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

Redemptions and five-year gain

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of a Fund's shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your shares as of January 2, 2001 and to restart your holding period in the shares on this date.

U.S. government securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations

If you are a corporate shareholder, a percentage of the dividends to be paid by certain Funds for the most recent fiscal year may qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

Investment in complex securities

A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE TAX-EXEMPT FIXED INCOME FUND

The tax information described in section above applies to the Tax-Exempt Fixed Income Fund, except as noted in this section.

Exempt-interest dividends

By meeting certain requirements of the Code, the Tax-Exempt Fixed Income Fund will qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from taxable income

The Tax-Exempt Fixed Income Fund may earn taxable income from many sources, including on any temporary investments, the discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, or ordinary income derived from the sale of market discount bonds. Any distributions by the Tax-Exempt Fixed Income Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Information on the amount and tax character of distributions

The Tax-Exempt Fixed Income Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Tax-Exempt Fixed Income Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Tax-Exempt Fixed Income Fund in December but paid in January are taxed to you as if paid in December.

Dividends-received deduction for corporations

Because the Tax-Exempt Fixed Income Fund 's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Treatment of private activity bond interest

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of the Tax-Exempt Fixed Income Fund.

Loss of status of securities as tax-exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Tax-Exempt Fixed Income Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

ADDITIONAL INFORMATION FOR THE CORE PLUS FIXED INCOME FUND

The Core Plus Fixed Income Fund invests primarily in shares of other investment companies (the "Underlying Funds"). The tax consequences of investment in the Core Plus Fixed Income Fund are generally the same as the consequences of investment in other Funds, other than the Tax-Exempt Fixed Income Fund, except as noted below.

Distributions of net investment income

The Core Plus Fixed Income Fund's income consists of primarily of dividends it receives from the Underlying Funds, less the its estimated expenses. Any distributions by the Core Plus Fixed Income Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or additional shares.

Distributions of capital gain

An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from an Underlying Fund's net short-term capital gain will be taxable to the Core Plus Fixed Income Fund and, in turn, to you as ordinary income. Distributions from an Underlying Fund's net long-term capital gain will be taxable to the Core Plus Fixed Income Fund and, in turn, to you as long-term capital gain, regardless of how long you have held your shares in the Core Plus Fixed Income Fund. Capital gain will be distributed by the Core Plus Fixed Income Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Core Plus Fixed Income Fund.

Distributions of five-year gain

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gains from an Underlying Fund's sale of securities held for more than five years and distributed to the Core Plus Fixed Income Fund and, in turn, to you are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

Effect of foreign investments on distributions

Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Core Plus Fixed Income Fund as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Core Plus Fixed Income Fund. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to the Core Plus Fixed Income Fund and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Core Plus Fixed Income Fund. A return of capital generally is not taxable to the Core Plus Fixed Income Fund, but reduces Core Plus Fixed Income Fund's tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Core Plus Fixed Income Fund's tax basis is taxable to the Core Plus Fixed Income Fund as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to the Core Plus Fixed Income Fund and, in turn, to you. If more than 50% of such an Underlying Fund's total assets at the end of the fiscal year is invested in foreign securities, the Underlying Fund may elect to pass through to the Core Plus Fixed Income Fund and, in turn, to you your pro rata share of foreign taxes paid by the Underlying Fund. If this election is made, the year-end statement you receive from the Core Plus Fixed Income Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Core Plus Fixed Income Fund will provide you with the information necessary to complete your personal income tax return if an Underlying Fund makes this election.

U.S. government securities

The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Dividends paid by the Core Plus Fixed Income Fund may not be exempt from state and local taxes in certain states when the Core Plus Fixed Income Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

Investment in complex securities

An Underlying Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount and timing of income distributed by an Underlying Fund to the Core Plus Fixed Income Fund and, in turn, to you.

Performance Information
--------------------------------------------------------------------------------

Total Return

Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

                                  P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Cumulative Total Return

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Yield

Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the NAV per share at the end of the period. Yield quotations are calculated according to the following formula:

         YIELD =  2[(a-b + 1)6 - 1]
                     ---
                     c-d

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other Information

The Funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

If permitted by applicable law, the Funds may advertise the performance of registered investment companies or private accounts that have investment objectives, policies and strategies substantially similar to those of the Funds.

Comparison of Fund Performance

The performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

The Funds may from time to time use the following unmanaged indices for performance comparison purposes:

     o S&P 500 - The S&P 500 is an index of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. There are always 500 issuers in the S&P 500. Changes are made by Standard & Poor's as needed.

     o S&P MidCap 400 - The Standard & Poor's MidCap 400 Index is a widely recognized, unmanaged index of 400 medium-capitalization stocks.

     o Russell Midcap(R) - The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 24% of the total market capitalization of the Russell 1000(R) Index.

     o Russell 1000(R) - The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

     o Russell 1000 Value(R)- The Russell 1000 Value Index consists of those securities in the Russell 1000 with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

     o Russell 2000(R) - The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

     o Russell 2500 Value(R)- The Russell 2500 Value Index consists of stocks from the Russell 2500 Index with a less-than-average growth orientation. The stocks are also members of the Russell 1000 Value and Russell 2000 Value indexes.

     o MS EAFE - The MSCI EAFE is an unmanaged index of over 1000 foreign common stock prices and includes the reinvestment of dividends.

     o Lehman Brothers Aggregate Bond - the Lehman Brothers Aggregate Bond Index is a market-capitalization weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

     o NAREIT - Equity REITs consists of all tax qualified REITs listed on the NYSE, AMEX, and the NASDAQ. The index is market weighted and includes dividends. It excludes health care, mortgage, and hybrid REITs.

Independent Auditors
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105-2119, serves as the Funds' independent auditors, whose services include examination of the Funds' financial statements and the performance of other related audit and tax services.

Financial Statements
--------------------------------------------------------------------------------

The following financial statements of the Trust are filed herewith:

          (a)  Report of Independent Accountants

          (b)  Statement of Assets and Liabilities

                    (c)  Statement of Operations

               (d)  Notes to Financial Statements



                        Report of Independent Accountants



To the Board of Trustees and Shareholder of AssetMark Funds,

In our opinion, the accompanying statement of assets and liabilities and related statement of operations present fairly, in all material respects, the financial position of AssetMark Funds (consisting of a series of eight separate Funds, and hereafter collectively referred to as the "Funds") at May 7, 2001 and the results of its operations for the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
-------------------------------

May 7, 2001


                                 AssetMarkFunds
                      Statements of Assets and Liabilities
                                   May 7, 2001

                             Large  Large                                    Real
                             Cap    Cap     Small/Mid  Small/Mid Internation Estate     Tax-Exempt  Core
                             Growth Value   Cap        Cap       Equity      Securities Fixed       Plus
                              Fund  Fund    Growth     Value     Fund        Fund       Income      Fixed
                                            Fund       Fund                             Fund        Income
                                                                                                    Fund
ASSETS
Cash                       $    -   $    -  $    -     $    -    $    -      $    -     $100,000    $    -

Receivable from Advisor    22,617   22,617  11,817     11,817    45,527      10,542     4,719       9,443
Prepaid Expenses           19,959   19,959  18,333     18,333    23,408      18,141     17,264      17,975

Total Assets               42,576   42,576  30,150      30,150   68,935      28,683     121,983     27,418

LIABILITIES

Payable to Advisor         42,576   42,576  30,150      30,150   68,935      28,683     21,983     27,418

Total Liabilities          42,576   42,576  30,150      30,150   68,935      28,683     21,983     27,418

NET ASSETS                 $    -   $   -   $    -     $     -   $    -      $    -     $100,000   $    -

Capital Shares
outstanding, no par value;
unlimited number of                                                                       10,000
shares authorized                 -        -       -           -          -          -                  -

Net asset value, offering  $    -   $    -  $    -     $    -    $    -      $    -     $100,000    $   -
and redemption price per
share (net assets/shares
outstanding)


               See accompanying notes to the financial statements.


                                 AssetMarkFunds
                            Statements of Operations
         For the Period January 2, 2001 (Inception) through May 7, 2001


                       Large       Large                                      Real
                       Cap         Cap      Small/Mid Small/Mid International Estate     Tax-Exempt  Core
                       Growth      Value    Cap       Cap Value Equity        Securities Fixed       Plus
                       Fund        Fund     Growth    Fund      Fund          Fund       Income      Fixed
                                            Fund                                         Fund        Income
                                                                                                     Fund
EXPENSES:
Organization expenses   $22,617    $22,617  $11,817   $11,817   $45,527      $10,542      $4,719    $9,443
Less: Expenses
reimbursed by Advisor  (22,617)    (22,617) (11,817)  (11,817)  (45,527)    (10,542)     (4,719)    (9,443)

Change in net assets   $    0      $    0   $    0    $    0    $    0      $    0      $    0     $     0


                                 AssetMark Funds
                        Notes to the Financial Statements
                                As of May 7, 2001


1.   Organization

     AssetMark Funds (the "Trust") was organized as a Delaware business trust under a Declaration of Trust dated January 2, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with eight non-diversified funds (the "Funds"): AssetMark Large Cap Growth Fund, AssetMark Large Cap Value Fund, AssetMark Small/Mid Cap Growth Fund, AssetMark Small/Mid Cap Value Fund, AssetMark International Equity Fund, AssetMark Real Estate Securities Fund, AssetMark Tax-Exempt Fixed Income Fund and AssetMark Core Plus Fixed Income Fund. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds have had no operations other than those related to organizational matters, including the sale of 10,000 shares of the AssetMark Tax-Exempt Fixed Fund for cash in the amount of $100,000 to the initial investor through May 7, 2001. The fiscal year end of the Funds is June 30.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     (a)  Investment Valuation

          Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the most recent quoted bid and asked price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked price. Securities that are traded in both the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities for which quotations are not readily available will be valued at their fair market value as determined by the Board of Trustees.

     (b)  Organization and Prepaid Initial Registration Expense

          Expenses incurred by the Trust in connection with the organization and initial public offering are expensed as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 3). Prepaid initial registration expenses are deferred and amortized over the period benefited not to exceed twelve months.

     (c)  Federal Income Taxes

          The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes.

     (d)  Use of Estimates

          The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (e)  Distribution to Shareholders

          The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

3.   Investment Advisor

     The Trust has an Investment Advisory Agreement (the "Agreement") with AssetMark Investment Services, Inc. (the "Advisor"), with whom certain officers and directors of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the following rates, based on each Fund's average daily net assets:

     Large Cap Growth Fund                  0.95%
     Large Cap Value Fund                   0.95%
     Small/Mid Cap Growth Fund              0.95%
     Small/Mid Cap Value Fund               1.00%
     International Equity Fund              0.95%
     Real Estate Securities Fund            0.95%
     Tax-Exempt Fixed Income Fund           0.80%
     Core Plus Fixed Income Fund            0.75%

     The Advisor has agreed to waive, through June 30, 2002, its management fee and/or reimburse the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses do not exceed the following rates, based on each Fund's average daily net assets:

     Large Cap Growth Fund                  1.49%
     Large Cap Value Fund                   1.49%
     Small/Mid Cap Growth Fund              1.59%
     Small/Mid Cap Value Fund               1.59%
     International Equity Fund              1.59%
     Real Estate Securities Fund            1.49%
     Tax-Exempt Fixed Income Fund           1.29%
     Core Plus Fixed Income Fund            1.29%

     Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

4.   Capital Stock

     The Trust is authorized to issue an unlimited number of shares, with no par value.


5.   Distribution Plan


     The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which provides that the Funds will pay distribution fees to AssetMark Capital Corporation, an affiliate of the Advisor, at an annual rate of up to 0.25% of the average daily net assets of the Funds. Quasar Distributors, LLC serves as sub-distributor to each of the Funds. Payments under the distribution plan shall be used to compensate persons who provide support services in connection with the distribution of the Fund's shares and servicing of the Fund's shareholders. Quasar Distributors, LLC is an affiliated company of U.S. Bank, NA.


6.   Services and Custody Agreements

     The Trust has entered into a Services Agreement with Firstar Mutual Fund Services, LLC ("Firstar") and a Custody Agreement with Firstar Bank N.A., an affiliate of Firstar. Under these agreements, Firstar and Firstar Bank N.A. provide certain custody, transfer agency, administrative and accounting services.


Appendix
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Standard & Poor's ("S&P") Corporate Bond Rating Definitions

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating "CI" is reversed for income bonds on which no interest is being paid.

D-Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Corporate Bond Rating Definitions

Aaa-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

Baa-Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc. Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.